UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material pursuant to §240.14a-12

ANGEL OAK MORTGAGE REIT, INC.
(Name of Registrant as Specified in its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Angel Oak Mortgage REIT, Inc.
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326

April 3, 2024

Dear Stockholder:
You are cordially invited to attend the 2024 annual meeting of stockholders of Angel Oak Mortgage REIT, Inc. The meeting will be held on Wednesday, May 15, 2024, at 10:00 a.m., Eastern Time, at The Buckhead Club, 3344 Peachtree Road NE, Suite 2600, Atlanta, Georgia 30326.
The attached proxy statement, with the accompanying notice of the meeting, describes the matters expected to be considered and voted upon at the meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the accompanying proxy statement.
Your vote is important. Whether you plan to attend the meeting or not, please return a completed proxy card or voting instruction form as promptly as possible or authorize your proxy on the internet or by calling the toll-free telephone number provided in the proxy materials. The attached proxy statement contains instructions regarding these methods of voting, as well as information if you plan to attend the annual meeting in person. We look forward to your participation.

Sincerely,

Sreeniwas Prabhu
Chief Executive Officer and President

ANGEL OAK MORTGAGE REIT, INC.
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
(404) 953-4900

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 15, 2024

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Angel Oak Mortgage REIT, Inc., a Maryland corporation (the “Company”), will be held on Wednesday, May 15, 2024, at 10:00 a.m., Eastern Time, at The Buckhead Club, 3344 Peachtree Road NE, Suite 2600, Atlanta, Georgia 30326.
At the Annual Meeting, holders of the Company’s common stock, $0.01 par value per share, will be asked to consider and vote upon the following proposals, all of which are discussed in greater detail in the accompanying proxy statement:
(1)    To elect eight (8) directors named in the accompanying proxy statement to the Company’s Board of Directors, each to serve until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify;
(2)    To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;
(3)    To approve, on a non-binding, advisory basis, a resolution regarding the compensation of the Company’s named executive officers; and
(4)    To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
Only stockholders of record at the close of business on March 19, 2024, the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof.
To make it easier for you to authorize a proxy to vote, internet and telephone proxy authorization are available. The instructions on the proxy card or voting instruction form describe how to use these convenient services.
This notice and the accompanying proxy statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (which constitutes the Company’s annual report to stockholders), and proxy card or voting instruction form are being mailed to you commencing on or about April 3, 2024.

BY ORDER OF THE BOARD OF DIRECTORS
Atlanta, Georgia	/s/ David Gordon
April 3, 2024
David Gordon
Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 15, 2024. This Notice of Annual Meeting, Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (which constitutes the Company’s annual report to stockholders) are available at www.proxyvote.com.

ANGEL OAK MORTGAGE REIT, INC.
PROXY STATEMENT
Table of Contents
i

Page
OTHER MATTERS	51
ANNUAL REPORT	51

ii

PROXY STATEMENT
Angel Oak Mortgage REIT, Inc., a Maryland corporation (collectively, the “Company,” “we,” “us,” “our” or “our company” ) is furnishing this Proxy Statement (this “Proxy Statement”) in connection with our solicitation of proxies to be voted at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”). We will hold the Annual Meeting on Wednesday, May 15, 2024, at 10:00 a.m., Eastern Time, at The Buckhead Club, 3344 Peachtree Road NE, Suite 2600, Atlanta, Georgia 30326. We are sending this Proxy Statement and the enclosed proxy to our stockholders commencing on or about April 3, 2024.
The term “Angel Oak” refers collectively to Angel Oak Capital Advisors, LLC (“Angel Oak Capital”) and its affiliates, including Falcons I, LLC, our external manager (our “Manager”).
The term “Angel Oak Mortgage Lending” refers collectively to Angel Oak Mortgage Solutions LLC together with other non-operational affiliated originators.
The term “operating partnership” means Angel Oak Mortgage Operating Partnership, LP, a Delaware limited partnership, through which we hold substantially all of our assets and conduct our operations. The term “OP units” refers to units of limited partnership interest in our operating partnership.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE
ANNUAL MEETING TO BE HELD ON MAY 15, 2024

We are furnishing the proxy materials for the Annual Meeting electronically using the internet through the mailing to our stockholders of a Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”). The Notice and Access Card will be mailed to stockholders of record on or about April 3, 2024. Please visit the website www.proxyvote.com to view electronic versions of our proxy materials, and to request electronic delivery of future proxy materials.

ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Why am I receiving these materials?

The Company has delivered these materials to you in connection with the solicitation of proxies by its Board of Directors (the “Board of Directors” or “Board”) for exercise at the Annual Meeting, which will take place on Wednesday, May 15, 2024, at 10:00 a.m., Eastern Time, at The Buckhead Club, 3344 Peachtree Road NE, Suite 2600, Atlanta, Georgia 30326. This Proxy Statement describes the matters on which you, as a stockholder, are entitled to vote and provides the information that you need to make an informed decision on these matters.

What is included in the proxy materials?
The proxy materials include:
•The Notice of Annual Meeting;
•This Proxy Statement for the Annual Meeting; and
•Our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”).

The proxy materials also include a proxy card or a voting instruction form for voting at the Annual Meeting.
Why did I receive a notice in the mail regarding the internet availability of the proxy materials instead of a paper copy of the Notice and Access Card or the proxy materials?

The Securities and Exchange Commission (the “SEC”) has approved “Notice and Access” rules relating to the delivery of proxy materials over the internet. These rules permit us to furnish proxy materials, including this

Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice and Access Card, which will be mailed to our stockholders, provides instructions regarding how you may access and review all of the proxy materials on the internet. The Notice and Access Card also instructs you as to how you may authorize a proxy to vote your shares via the internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access Card.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. The Notice and Access Card provides instructions on how to authorize a proxy to vote your shares via the internet or by telephone or vote during the Annual Meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the internet, by telephone, or by returning a signed paper proxy card.

What am I voting on?

At the Annual Meeting, you will be entitled to consider and vote on:
•The election of eight (8) directors named in this Proxy Statement to the Board, each to serve until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify (Proposal No. 1);
•The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal No. 2); and
•The approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers (Proposal No. 3).
What are the Board’s recommendations?
The Board, and solely with respect to Proposal No. 2, our Audit Committee, unanimously recommend you vote:
•“FOR” the election of each of the eight (8) nominees named in this Proxy Statement as directors of the Company (Proposal No. 1);
•“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal No. 2); and
•“FOR” the approval of the non-binding advisory resolution regarding the compensation of the Company’s named executive officers (Proposal No. 3).
If I share an address with another stockholder and we received only one paper copy of the proxy materials, how may I obtain an additional copy of the proxy materials?
In addition to furnishing proxy materials electronically, we take advantage of the SEC’s “householding” rules to reduce the delivery cost of materials. Under such rules, only one Notice and Access Card or, if you have requested paper copies, only one set of proxy materials is delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. If you are a stockholder sharing an address and wish to receive a separate Notice and Access Card or copy of the proxy materials, you may so request by contacting:

Angel Oak Mortgage REIT, Inc.
Attention: David Gordon
Corporate Secretary
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
(404) 953-4900

Stockholders who hold shares in “street name” (as described below) may contact their broker, bank or other similar nominee to request information about householding.
How can I get electronic access to the proxy materials?
Our proxy materials are available on the internet at www.proxyvote.com and on our investor relations website at https://ir.angeloakreit.com.
Who is entitled to vote at the meeting?
Holders of record of our common stock at the close of business on March 19, 2024, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote their shares of common stock held on the Record Date at the Annual Meeting or any postponements or adjournments of the Annual Meeting. On the Record Date, 24,965,274 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting.
How can I attend the Annual Meeting?
In order to be admitted to the Annual Meeting, you must present photo identification (such as a driver’s license) and proof of ownership of shares of our common stock as of the close of business on the Record Date. Proof of ownership can be accomplished through the following:
•A brokerage statement or letter from your broker or custodian with respect to your ownership of shares of our common stock as of the Record Date;
•A printout of the proxy distribution email (if you receive your materials electronically);
•A proxy card;
•A voting instruction form; or
•A legal proxy provided by your broker or custodian.
For the safety and security of our stockholders, we will be unable to admit you to the Annual Meeting if you do not present photo identification and proof of ownership of shares of our common stock or if you otherwise refuse to comply with our security procedures. We note that receiving a legal proxy from your broker or custodian may take several days.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares held in “street name,” and the proxy materials were forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form.”

How do I vote or authorize a proxy to vote on my behalf?
Voting in Person during the Annual Meeting. You may vote your shares by attending the Annual Meeting in person and depositing your proxy card at the registration desk or completing a ballot that will be distributed at the Annual Meeting. If you are a beneficial owner of shares held in street name, you will need to obtain a legal proxy from your broker, bank or other nominee in order to vote in person during the Annual Meeting. Obtaining a legal proxy may take several days.
Voting by Proxy for Shares Held by a Stockholder of Record. If your shares are held in your own name as a holder of record with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you may instruct the proxy holders named in the accompanying proxy card on how to vote your shares of common stock in one of the following ways:
•By Internet. You may vote by proxy over the internet by visiting www.proxyvote.com and following the instructions provided with the proxy card.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.
•By Mail. You may vote by signing, dating and mailing the proxy card in the prepaid enclosed envelope.
Voting by Proxy for Beneficial Owners of Shares Held in Street Name. If your shares are held in street name by a broker, bank or other nominee, you may instruct such organization on how to vote your shares of common stock in one of the following ways:
•By Internet. You may vote by proxy over the internet by visiting www.proxyvote.com and following the instructions provided in the voting instruction form you received from the organization holding your shares.
•By Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form you received from the organization holding your shares.
•By Mail. You may vote by proxy by filling out the voting instruction form you received from the organization that holds your shares and sending it back in the envelope provided.
What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast on any matter at the Annual Meeting will constitute a quorum. If a quorum is established, each holder of common stock will be entitled to one vote for each director to be elected at the Annual Meeting and each other matter to be voted on at the Annual Meeting for each issued and outstanding share of common stock owned on the Record Date. Proxies received but marked as abstentions and broker “non-votes” will be included in the calculation of the number of votes considered to be present at the meeting and will be counted for quorum purposes.
How are proxies voted?
All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.
What happens if I do not give specific voting instructions?
Stockholders of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting or any postponements or adjournments thereof.
Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange (“NYSE”), the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Which ballot measures are considered “routine” or “non-routine”?
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal No. 2) is a matter considered routine under applicable rules. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.
The election of directors (Proposal No. 1) and the advisory vote on the compensation of our named executive officers (“NEOs” or “named executive officers”) (Proposal No. 3) are matters considered non-routine under applicable rules. A broker, bank, or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposal No. 1 and Proposal No. 3.
How many votes are needed to approve each item?
The affirmative vote of a plurality of all the votes cast at the Annual Meeting, in person or by proxy, is required for the election of directors (Proposal No. 1). This means the eight (8) nominees receiving the greatest number of votes will be elected.
The affirmative vote of a majority of all votes cast on the matter at the Annual Meeting, in person or by proxy, is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal No. 2).
Generally, our Third Amended and Restated Bylaws (the “bylaws”) provide that approval of any matter presented to our stockholders requires the affirmative vote of a majority of votes cast on the subject matter. Thus, the approval of the non-binding advisory resolution regarding compensation of our named executive officers (Proposal No. 3) requires the affirmative vote of a majority of all votes cast, in person or by proxy, at the Annual Meeting on the proposal. This vote, however, is advisory and is not binding on us, the Board or our Compensation Committee. Although this vote is non-binding, the Board and our Compensation Committee will take the results of the vote under advisement when making future decisions regarding named executive officer compensation.

How are abstentions, withhold votes and broker non-votes counted?
Instructions to abstain or withhold votes and broker non-votes will be counted to determine whether there is a quorum present at the Annual Meeting, but will not be considered votes cast. Accordingly, withhold votes and broker non-votes will have no effect on the election of directors (Proposal No. 1), abstentions will have no effect on the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal No. 2), and abstentions and broker non-votes will have no effect on the non-binding advisory vote to approve the resolution approving the compensation of our named executive officers (Proposal No. 3). As stated above, broker non-votes are not expected to occur in connection with Proposal No. 2.
Can I change my vote after I have authorized a proxy to vote on my behalf?
You may revoke your proxy and change your vote at any time before your proxy is exercised at the Annual Meeting. You may provide different voting instructions to a proxy on a later date through the internet or by telephone (in which case only your latest internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting in person and voting during the meeting. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote in person at the Annual Meeting. You may also specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual Meeting to the Company at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, Attention: Corporate Secretary.
Where can I find the voting results of the Annual Meeting?
The Company will disclose final results in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. If final results are not yet known within that four business-day period, the Company will disclose preliminary voting results in the Form 8-K and file an amendment to the Form 8-K to disclose the final results within four business days after such final results are known.
Who pays the cost for soliciting proxies by the Board?
The Company will bear the cost of soliciting proxies, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company’s common stock. In addition to solicitations by mail, directors, officers, and employees of the Company may, on behalf of the Company, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile, or electronic communication.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The number of directors that serve on the Board is currently set at eight and may be fixed from time to time by the Board in the manner provided in the Company’s bylaws. In accordance with the Company’s bylaws and Maryland law, directors are elected to serve until the next annual meeting of stockholders following their election and until their successors are duly elected and qualified or until their earlier removal, resignation, or death.
Director Nominees

Name	Age	Positions Held with the Company	Director of the Company Since
Michael Fierman	58	Chairman of the Board	2018
Edward Cummings	35	Director	2020
Craig Jones	73	Lead Independent Director	2020
W.D. (Denny) Minami	67	Director	2021
Jonathan Morgan	60	Director	2022
Landon Parsons	65	Director	2021
Noelle Savarese	57	Director	2023
Vikram Shankar	39	Director	2020
Each of the eight (8) director nominees listed above currently serves as a director of the Company and their biographies can be found below under “Corporate Governance Matters—Information Regarding the Board of Directors.” Mr. Fierman was elected to the Board in June 2018 in connection with our incorporation in Maryland. Mr. Jones was elected to the Board by our directors in June 2020. Mr. Cummings was elected to the Board by our directors in March 2020 and Mr. Shankar was elected to the Board by our directors in September 2020. Messrs. Minami and Parsons were elected to the Board by our directors in June 2021 in connection with the Company’s initial public offering (“IPO”). Mr. Morgan was elected to the Board by our directors in January 2022 to fill a vacant seat which was created due to the resignation of a previous Board member in November 2021. Ms. Savarese was elected to the Board by our directors in October 2023 to fill a vacant seat which was created due to the resignation of a previous Board member in July 2023. Each of the eight (8) director nominees was recommended by our Nominating and Corporate Governance Committee and nominated by the Board to stand for election at the Annual Meeting.
In selecting director nominees, the Board seeks to monitor the mix of specific experiences, qualifications, attributes and skills of its members in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. For more information about the qualifications and skills of each of the director nominees, see “Corporate Governance Matters—Background and Experience of Directors.”
Vote Required

The affirmative vote of a plurality of all the votes cast at the Annual Meeting is required for the election of a nominee as a director. This means the eight nominees receiving the greatest number of votes will be elected. Votes withheld from one or more director nominees therefore will have no effect on the outcome of the vote with respect to the election of directors. However, pursuant to our Corporate Governance Guidelines, in an uncontested election of directors, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will tender, within five (5) days following the certification of the stockholder vote, his or her written resignation to the chairperson of the Board for consideration by our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee will then review the director’s continuation on the Board and recommend to the Board whether the Board should accept such tendered resignation. The Board, after giving due consideration to the best interests of the Company and its stockholders, will make a decision, within ninety (90) days following the certification of the stockholder vote, on whether to accept the tendered resignation and promptly disclose its decision and, if applicable, the reasons for rejecting the tendered resignation. Stockholders of the Company are not permitted to cumulate their votes for the election of directors. Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted FOR the election of each of the nominees named above. If any person named as nominee, other than any nominee of the MS Investor or the DK Investor (each as defined below), should be unable or unwilling to stand for election at the time of the Annual Meeting, proxies will be voted for a replacement nominee designated by the Board or, in the event no such designation is made, proxies will be voted for a lesser number of nominees. If any person designated as nominee by the MS Investor or the DK Investor in accordance with the Shareholder Rights Agreements (as defined below) should be unable or unwilling to stand for election at the time of the Annual Meeting, such replacement nominee will be a nominee designated by the MS Investor or the DK Investor, as applicable. At this time, the Board knows of no reason why the nominees listed above may not be able to serve as a director if elected.
Board Recommendation

The Board unanimously recommends that you vote “FOR” the election of each of the nominees named above.

CORPORATE GOVERNANCE MATTERS

Set forth below is information regarding our corporate governance practices. We believe that effective corporate governance is critical to our ability to create long-term value for our stockholders. In that regard, we have opted out of certain statutory takeover defense protections otherwise available to us under Maryland law, and we have adopted and implemented charters, policies, procedures, and controls that we believe promote and enhance our corporate governance, accountability and responsibility.
Information Regarding the Board of Directors

Set forth below is biographical information for each director nominee, each of whom currently serves as a director of the Company.

Michael Fierman. Mr. Fierman has served as one of our directors since June 2018 and was elected the Chairman of the Board in connection with our IPO in June 2021. Mr. Fierman has served as a Managing Partner and Co-Chief Executive Officer at Angel Oak Companies, LP (f/k/a Angel Oak Companies, LLC) (“Angel Oak Companies”) since December 2014, as a Managing Partner of Angel Oak Capital since May 2018 and as the Co-President of our Manager since March 2020. In this role, Mr. Fierman provides strategic direction and leadership to Angel Oak’s various businesses, with a focus primarily on mortgage lending and asset management. Prior to Angel Oak Companies, in May 1998, Mr. Fierman co-founded SouthStar Funding, a national wholesale mortgage lender specializing in non-Agency mortgage products. From May 1998 to April 2007, while at SouthStar Funding, Mr. Fierman’s direct responsibilities included oversight of the sales, operations and credit risk departments. Mr. Fierman holds a B.A. in Political Science from the University of Georgia.
We believe that Mr. Fierman’s familiarity with our operations, and his extensive experience in mortgage lending qualify him to serve on the Board.
Edward Cummings. Mr. Cummings has served as one of our directors since March 2020. Mr. Cummings has served as a vice president, and since February 2022 as an executive director, within Morgan Stanley Investment Management’s Tactical Value investing team since July 2018. In this role, Mr. Cummings engages in private equity investing. Prior to Morgan Stanley, from May 2017 to June 2018, Mr. Cummings was an investment analyst at Parquet Capital Management, a Boston-based special situations investment fund, where he was responsible for making distressed credit and special situations equity investments across industries. Prior to Parquet Capital Management, from May 2015 to May 2017, Mr. Cummings was an investment analyst at Anchorage Capital Group, LLC, where he made principal investments across corporate and structured credit, special situations and illiquid investment markets with a focus on leveraged and defaulted issuers. Mr. Cummings started his career in investment banking in the Leveraged Finance departments of Goldman Sachs & Co. LLC and Jefferies LLC. Mr. Cummings holds a B.B.A. in Finance from the University of Texas.
We believe that Mr. Cummings’ extensive experience in credit investments qualifies him to serve on the Board. Pursuant to the shareholder rights agreement among the Company, our Manager and NHTV Atlanta Holdings LP (the “MS Investor”), an affiliate of Morgan Stanley & Co. LLC (the “MS shareholder rights agreement”), Mr. Cummings is the designee of the MS Investor to the Board. Pursuant to the MS Shareholder Rights Agreement, the MS Investor is currently entitled to designate one nominee for election to the Board, subject to certain limitations. For more information, see “—Shareholder Rights Agreements.”
Craig Jones. Mr. Jones has served as one of our directors since June 2020, and as our lead independent director since 2022. Mr. Jones practiced law for 10 years with King & Spalding, from 1977 to 1987, where he was a partner in the Real Estate Department in the firm’s Atlanta office. In 1987, he left King & Spalding to join New Market Development Company, an Atlanta-based shopping center developer, where he served as executive vice president in charge of development and financing. In 1992, New Market Development Company was sold to Cousins Properties Incorporated (“Cousins”), a real estate investment trust (a “REIT”) listed on the NYSE. Mr. Jones joined Cousins at that time, and he went on to serve in a number of different positions, including president of the Office Division, chief investment officer and chief administrative officer. Mr. Jones retired from Cousins in 2012. From September 2016 until October 2017, Mr. Jones served as a member of the board of directors of

Parkway, Inc. (“Parkway”), a REIT listed on the NYSE prior to its sale, and was a member of Parkway’s audit committee, compensation committee and investment committee. Mr. Jones received a B.A. from Washington and Lee University, and he also received a J.D. from the University of Virginia School of Law.
We believe that Mr. Jones’s broad experience in the real estate industry, as an attorney and as a former chief investment officer and chief administrative officer, allows him to provide valuable insight to us and qualifies him to serve on the Board.
W.D. (Denny) Minami. Mr. Minami was elected to the Board in connection with our IPO in June 2021. Beginning in 2023, Mr. Minami has served and continues to serve as a consultant and principal with Tryline Capital Management LLC. From 2015 until 2019, Mr. Minami was an independent director and audit committee chair of NorthStar Realty Europe Corp. Mr. Minami served as Principal of Billy Casper Golf LLC from 2012 to 2020, after serving as President of Billy Casper Golf LLC from 2003 to 2012. From 1997 to 2002, Mr. Minami served as President, Chief Operating Officer, and Chief Financial Officer of Charles E. Smith Residential Realty, Inc., an NYSE-listed apartment REIT. Prior to 1997, Mr. Minami served in various financial positions for public and private companies, including Ascent Entertainment Group, Comsat Corporation, Oxford Realty Services Corporation and Satellite Business Systems. Mr. Minami also served as a director of NorthStar Asset Management Group Inc. from 2014 through 2017, and as a director of NorthStar Realty Finance Corp. from 2004 through 2017. Mr. Minami maintains an active role in golf course ownership and apartment investments. Mr. Minami holds a B.A., with honors, from Grinnell College and an M.B.A. from the University of Chicago.
We believe that Mr. Minami’s extensive experience in real estate and portfolio management qualifies him to serve on the Board.
Jonathan Morgan. Mr. Morgan has served as one of our directors since January 2022. Mr. Morgan is the founding Principal of Sound Fund Advisors LLC, a firm he founded in March 2011, where he acts as an independent director to investment entities. Mr. Morgan has over 22 years of experience in the financial markets, including nine years of investment experience as a strategist or portfolio manager at three different investment managers: Caxton Associates (1993-1996), Croesus Capital Management (1997-1998) and Parallax Capital Management (1999-2002) and a registered investment company, Pine Grove Alternative Institutional Fund (2013 - 2020). In addition, Mr. Morgan has more than nine years of experience researching and investing in investment funds. He was the Head of Research and Portfolio Management in the Alternative Investment Group of Julius Baer Investment Management (2002-2005) where he supervised both investment research as well as the operational risk group. In 2005, Mr. Morgan joined Barclays Global Investors (2005-2009) as the Head of Manager Selection and subsequently became the Head of Investments for their Hedge Fund Management Group. During his tenure at Barclays Global Investors, Mr. Morgan was the head of its New York office. In 2009, Mr. Morgan joined UBP Asset Management (2009-2011) as the Head of Global Hedge Fund Research. Prior to 1993, Mr. Morgan worked for Morgan Stanley for five years. He has an A.B. from Princeton University, an M.P.P. from Harvard’s Kennedy School of Government and an M.DIV. from Yale Divinity School. Since 2022, Mr. Morgan has been a board member of each of OHA Senior Private Lending Fund (U) LLC and T. Rowe Price OHA Select Private Credit Fund, each a business development company registered under the Investment Company Act of 1940 (the “Investment Company Act”), and serves as chair of their independent board members committee and as a member on their audit and nominating and governance committees. From 2013 to November 2020, Mr. Morgan also served as a board member and audit committee member of Pine Grove Alternative Institutional Fund, a then closed-end registered investment company. He is a Registered Professional Director in the Cayman Islands and has been approved by the Central Bank of Ireland to act as a Director.
We believe that Mr. Morgan’s extensive experience in the financial markets as well as his portfolio management experience qualifies him to serve on the Board.
Landon Parsons. Mr. Parsons was elected to the Board in connection with our IPO in June 2021. Mr. Parsons has advised specialty finance companies and private mortgage insurers on strategy, capital allocation, and risk management matters. He is a commentator and published author on U.S. housing policy and reform. Mr. Parsons has substantial experience structuring bespoke investment vehicles and funds, managing asset-liability concerns, and solving debt capital markets problems. He has invested in and managed portfolios of mortgage-backed securities, asset-backed securities, and other fixed income products. Mr. Parsons was a Senior Advisor in the Risk Advisory group at Moelis & Company (NYSE: MC) from late 2010 until his retirement in early 2021. Prior to that, he was with Goldman Sachs (NYSE: GS) and C-BASS LLC (then an affiliate of MGIC Investment Corporation (NYSE: MTG) and Radian (NYSE: RDN)). He holds an M.S. in Economics from Purdue University, and a B.A. in Economics and Finance from the University of Northern Iowa.
We believe that Mr. Parsons’ extensive experience in the mortgage and specialty finance sector qualifies him to serve on the Board.
Noelle Savarese. Ms. Savarese has served as one of our directors since October 2023. Ms. Savarese has over 30 years of experience in the financial industry specializing in mortgage related assets. Most recently Ms. Savarese was the President and Co-Founder of MP Securitized Credit Partners (“MP Partners”), a specialty asset manager that invested in residential and commercial mortgage securitizations. Ms. Savarese co-led MP Partners from its inception in April 2008, as part of FrontPoint Partners, through its liquidation in 2023. As MP Partners’ President, Ms. Savarese was responsible for all aspects of the business including investments, finance, operations and compliance. Prior to MP Partners, from 1996 to 2007, Ms. Savarese was with Credit Based Asset Servicing and Securitization (“C-BASS”), serving as a member of the Executive Committee from 2003 to 2007 and as Co-Head of Capital Markets from 2005 to 2007. At C-BASS she was responsible for all finance and banking activities of the firm, including the acquisition of mortgage related products and the securitization of such assets. Prior to joining C-BASS, Ms. Savarese spent five years at Citicorp Securities Inc. as a Vice President in the Mortgage Finance group, responsible for the acquisition and securitization of mortgage loans. Prior to joining Citicorp, Ms. Savarese spent two years at Salomon Brothers as an Analyst in its Mortgage Department. Ms. Savarese holds a B.A. in Economics from the University of Vermont.
We believe that Ms. Savarese’s extensive experience in the mortgage and specialty finance sector qualifies her to serve on the Board
Vikram Shankar. Mr. Shankar has served as one of our directors since September 2020. Mr. Shankar is a Managing Director at Davidson Kempner Capital Management LP, a global institutional alternative investment management firm. From March 2010 until July 2020, he led and oversaw the firm’s investments across U.S. structured credit, including residential mortgage credit. Since March 2022, he has led the firm’s investment activity in the fintech space. Prior to joining Davidson Kempner Capital Management LP, Mr. Shankar was an Associate at Morgan Stanley, where he was part of a portfolio management team overseeing structured credit investments. Mr. Shankar holds a B.S. from Georgetown University. He also holds the Chartered Financial Analyst designation.
We believe that Mr. Shankar’s extensive experience in residential mortgage credit qualifies him to serve on the Board. Pursuant to the shareholder rights agreement among the Company, our Manager and Xylem Finance LLC (the “DK Investor”), an affiliate of Davidson Kempner Capital Management LP (the “DK shareholder rights agreement” and, together with the MS shareholder rights agreement, the “Shareholder Rights Agreements”), Mr. Shankar is the designee of the DK Investor to the Board. Pursuant to the DK Shareholder Rights Agreement, the DK Investor is currently entitled to designate one nominee for election to the Board, subject to certain limitations. For more information, see “—Shareholder Rights Agreements.”

Background and Experience of Directors

When considering whether directors have the experience, qualifications, attributes and skills to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on each person’s background and experience as reflected in the information disclosed in each of the directors’ individual biographies set forth above. The Board believes that the director nominees provide an appropriate mix of experience, qualifications, attributes and skills relevant to our business. In particular, the Board considered the following important characteristics, among others, with respect to each director:
•Mr. Fierman—his familiarity with our operations, and his extensive experience in mortgage lending.

•Mr. Cummings—his extensive experience in credit investments.
•Mr. Jones—his broad experience in the real estate industry, as an attorney and as a former chief investment officer and chief administrative officer.
•Mr. Minami—his experience in real estate and portfolio management.
•Mr. Morgan—his experience in the financial markets as well as his portfolio management experience.
•Mr. Parsons—his experience in the mortgage and specialty finance sector.
•Ms. Savarese—her extensive experience in the mortgage and specialty finance sectors.
•Mr. Shankar—his extensive experience in residential mortgage credit.
Family Relationships

There are no family relationships among any of our directors or executive officers.
Shareholder Rights Agreements

Concurrent with our IPO, we and our Manager entered into separate shareholder rights agreements with each of the MS Investor and the DK Investor. Pursuant to the MS shareholder rights agreement, the MS Investor, subject to certain limitations, has the right to designate one nominee for election to the Board for so long as the MS Investor and its affiliates beneficially own, in the aggregate, shares of our common stock representing at least 10% of the shares of our common stock then outstanding (excluding shares of our common stock that are subject to issuance upon the exercise or exchange of rights of conversion, or any options, warrants or other rights to acquire shares of our common stock). Furthermore, pursuant to the DK shareholder rights agreement, the DK Investor, subject to certain limitations, has the right to designate one nominee for election to the Board for so long as the DK Investor and its affiliates (1) maintain beneficial ownership of shares of our common stock equal to at least 10% of the shares of our common stock then outstanding or (2) are one of the largest three (3) beneficial owners of shares of our common stock and maintain beneficial ownership, in the aggregate, of shares of our common stock equal to at least 7% of the shares of our common stock then outstanding. For purposes of the ownership requirements in the DK shareholder rights agreement, shares of our common stock that are subject to issuance upon the exercise or exchange of rights of conversion, or any options, warrants or other rights to acquire shares, will not be counted as outstanding.
Director Independence

After reviewing all relevant relationships and considering the NYSE requirements for independence, the Board has determined that each of Ms. Savarese and Messrs. Jones, Minami, Morgan, and Parsons is, and Christine Jurinich, who resigned from the Board in July 2023, was, an “independent director” as such term is defined by the applicable rules and regulations of the NYSE.
Stockholder Nominations
Stockholders may nominate directors for election at an annual meeting. A stockholder who desires to nominate a prospective nominee for the Board should notify the Corporate Secretary of the Company at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326. As set forth in the Company’s bylaws, the deadline for submission of stockholder nominations is not less than one hundred-twenty (120) calendar days nor more than one hundred-fifty (150) calendar days prior to the first anniversary of the date of the Company’s proxy statement that was released to stockholders in connection with the previous year’s annual meeting. The procedures for director nominations are set forth in our current bylaws and are summarized in the section titled “Stockholder Proposals and Nominations for 2025 Annual Meeting” below. Our Nominating and Corporate Governance Committee will consider and evaluate persons recommended by stockholders in the same manner as it considers and evaluates other potential nominees. Our Nominating and Corporate Governance Committee also takes into consideration any written arrangements for director nominations to which the Company is a party, including the Shareholder Rights

Agreements. For more information about the Shareholder Rights Agreements, see “—Shareholder Rights Agreements.”
Directors’ Attendance at Annual Meetings
Pursuant to our Corporate Governance Guidelines, members of the Board are expected to attend our annual meeting of stockholders. A director who is unable to attend our annual meeting of stockholders is expected to notify the chairperson of the Board. We expect that our directors will attend our annual meetings of stockholders, absent a valid reason for not doing so. All of our directors then in office attended our 2023 annual meeting of stockholders.
Board Leadership Structure
The Board currently consists of eight (8) members, each of whom is serving for a term expiring at the Annual Meeting and when his or her successor is duly elected and qualifies.
Other than pursuant to our Corporate Governance Guidelines, which do not require the separation of the offices of the Chairman of the Board and the Chief Executive Officer, the Board has no fixed policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. The Board retains the discretion to determine, at any time, whether to combine or separate the positions as it deems to be in the best interests of the Company. Mr. Fierman does not qualify as an independent director under the applicable criteria for independence set forth in the listing standards of the NYSE. However, the Board has designated Mr. Jones, one of our independent directors, to serve as our lead independent director. The lead independent director’s duties include: (1) serving as a liaison between the chair of the Board and our independent directors; (2) serving as a liaison between management of the Company and our independent directors; (3) leading executive sessions of the Board; (4) having the authority to call meetings of our independent directors; (5) leading the Board in discussions concerning the performance of our Chief Executive Officer and the succession of the Chief Executive Officer; (6) approving meeting agendas and meeting schedules for the Board; (7) approving information sent to the Board; and (8) performing such other duties and responsibilities as requested by the Board. While it is the role of the lead independent director to review matters such as Board meeting agendas, meeting schedule sufficiency and, where appropriate, other information provided to the directors, all directors are encouraged to, and in fact do, consult with management on each of the above topics. The lead independent director and each of the other directors communicate regularly with the Chairman of the Board and our Chief Executive Officer and President regarding appropriate agenda topics and other matters related to the Board.
Board Executive Sessions
The independent members of the Board meet in executive session without management present at the conclusion of each regular Board meeting. Mr. Jones, our lead independent director, typically presides over these sessions and, in his absence, the other independent directors rotate as presiding director.
In addition to the aforementioned meetings of independent directors, the non-management directors (i.e., independent directors and interested directors not employed by any affiliate(s) of Angel Oak) of the Company meet in executive session without management at each regularly scheduled Board meeting, separately from the aforementioned executive sessions consisting of independent directors only. One of the independent directors presides at such non-management director executive sessions.

Board of Directors’ Role in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its four standing committees: our Audit Committee, our Compensation Committee, our Nominating and Corporate Governance Committee and our Affiliated Transactions and Risk Committee. Each committee addresses risks specific to its respective areas of oversight. In particular, as more fully described below, our Audit Committee has the responsibility to consider and discuss our cybersecurity risk and our major financial risk exposures and the steps our Manager has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Nominating and Corporate Governance Committee provides oversight with respect to corporate governance and ethical conduct and monitors the effectiveness of our Corporate Governance Guidelines, including whether our Corporate Governance Guidelines are successful in preventing illegal or improper liability-creating conduct. Our Affiliated Transactions and Risk Committee must approve, among other related party transactions, the pricing of our acquisition of any non-qualified residential mortgage (“non-QM”) loans and any other target assets we acquire from Angel Oak Mortgage Lending or other affiliate of our Manager. Additionally, our Affiliated Transactions and Risk Committee assists the Board in its oversight of the Company’s risk governance structure, risk management, and risk assessment guidelines and policies regarding credit, liquidity, and leverage risk.
With respect to cybersecurity risk oversight, the Audit Committee as well as the full Board, as appropriate, receive periodic reports and updates from representatives of Angel Oak (including our Manager) on cybersecurity matters, including updates on Angel Oak’s cybersecurity program as it impacts us, the external threat environment, risk management strategies and cybersecurity threats or incidents. Angel Oak’s cybersecurity program provides for the notification and escalation of identified cybersecurity threats and incidents, with different severity thresholds triggering notification to different recipient groups, including, as appropriate, to members of our management, the Audit Committee and/or the Board.

Committees and Meetings of the Board
During the year ended December 31, 2023, the Board met nine (9) times. No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he or she served that were held during the year ended December 31, 2023 and that were held while such person was a director of the Company or member of such committee. The Board has four standing committees: our Audit Committee, our Compensation Committee, our Nominating and Corporate Governance Committee and our Affiliated Transactions and Risk Committee. The charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Affiliated Transactions and Risk Committee are available on our investor relations website at https://ir.angeloakreit.com. The Board may establish other committees as it deems necessary or appropriate from time to time.
Audit Committee
The Board has adopted an Audit Committee charter, which defines our Audit Committee’s principal functions, including oversight related to:
•our financial reporting, auditing and internal control activities, including the integrity of our financial statements;
•our compliance with legal and regulatory requirements;
•our independent registered public accounting firm’s qualifications and independence;
•the performance of our internal audit function and independent registered public accounting firm; and
•our overall risk exposure and management.
Our Audit Committee is also responsible for engaging our independent registered public accounting firm, reviewing with our independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by our independent registered public accounting firm, reviewing the independence and qualifications of our independent registered public accounting firm, considering the range of audit and non-audit fees earned by our independent registered public accounting firm and reviewing the adequacy of our internal accounting controls. Our Audit Committee also prepares the audit committee report required by SEC regulations to be included in our annual report or proxy statement.

During the year ended December 31, 2023, our Audit Committee met five (5) times. Our Audit Committee is composed of Messrs. Minami and Parsons and Ms. Savarese. Mr. Minami serves as chair of our Audit Committee. The Board has determined that (i) Mr. Minami qualifies as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d)(5) of Regulation S-K, and (ii) each member of our Audit Committee is “financially literate” as that term is defined by NYSE listing standards and meets the definition for “independence” for purposes of serving on our Audit Committee under NYSE listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Compensation Committee
The Board has adopted a Compensation Committee charter, which defines our Compensation Committee’s principal functions to include:
•prior to any renewal of the management agreement among us, our operating partnership, and our Manager (our “Management Agreement”), evaluating the compensation and fees payable to our Manager under our Management Agreement in light of the performance of our Manager and the fees and compensation paid to comparably situated companies and presenting recommendations resulting from this evaluation to the Board;
•on an annual basis, reviewing the reimbursements paid to our Manager by us to confirm they are consistent with the terms of our Management Agreement;
•reviewing and evaluating annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans and determining and approving the Chief Executive Officer’s compensation, if any;
•receiving and evaluating the annual assessment of performance of officers performed by the Chief Executive Officer or our Manager, receiving and evaluating the recommendation of the Chief Executive Officer or our Manager with regards to any compensation component for such officers, and determining and approving the compensation of such executive officers, including salaries, bonuses, fees, benefits, incentive awards, and perquisites;
•to the extent that we are responsible for paying or reimbursing the wages, salaries, and benefits with respect to an executive officer, reviewing and approving the amount of any wages, salaries, and benefits paid to such officer;
•overseeing the annual review of our compensation plans, including our 2021 Equity Incentive Plan;
•assessing and monitoring whether any of our compensation policies and programs has the potential to encourage excessive risk-taking; and
•determining from time to time the compensation for our independent directors.
Our Compensation Committee is provided the resources and authority appropriate to discharge its duties and responsibilities, including the sole authority to retain, on terms it deems appropriate, legal counsel and other experts, consultants or advisers as it deems appropriate, without obtaining the approval of the Board. Our Compensation Committee has the sole authority to select and retain a compensation consultant to assist in the evaluation of Chief Executive Officer compensation, if any. Our Compensation Committee may form subcommittees consisting of one or more members for any purpose that our Compensation Committee deems appropriate and may delegate to such subcommittees such power and authority as our Compensation Committee deems appropriate; provided, however, that our Compensation Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by our Compensation Committee as a whole.
During the year ended December 31, 2023, our Compensation Committee met five (5) times. Our Compensation Committee is currently composed of Messrs. Morgan, Jones and Parsons, and Mr. Morgan currently serves as chair of our Compensation Committee. The Board has determined that each member of our Compensation

Committee meets the definition for “independence” for the purpose of serving on our Compensation Committee under applicable rules of the NYSE and each member of our Compensation Committee meets the definition of a “non-employee director” for the purpose of serving on our Compensation Committee under Rule 16b-3 of the Exchange Act.
Nominating and Corporate Governance Committee
The Board has adopted a Nominating and Corporate Governance Committee charter, which defines our Nominating and Corporate Governance Committee’s principal functions, to include:
•providing counsel to the Board with respect to the organization, function and composition of the Board and its committees;
•overseeing the self-evaluation of the Board and the Board’s evaluation of management;
•periodically reviewing and, if appropriate, recommending to the Board changes to, our corporate governance policies and procedures, and monitoring the effectiveness of such policies, including whether such policies and procedures are successful in preventing illegal or improper liability-creating conduct;
•identifying and recommending to the Board potential director candidates for nomination; and
•assisting the Board and the chair of the Board in overseeing the development of executive succession plans, and reviewing periodically the Company’s Chief Executive Officer succession and reporting its findings and recommendations to the Board, and working with the Board in evaluating potential successors to executive officer positions.
During the year ended December 31, 2023, our Nominating and Corporate Governance Committee met six (6) times. Our Nominating and Corporate Governance Committee is currently comprised of Messrs. Jones, Minami and Morgan. Mr. Jones serves as chair of our Nominating and Corporate Governance Committee. The Board has determined that each member of our Nominating and Corporate Governance Committee meets the definition of independence under NYSE listing standards.
Subject to the requirements of the Shareholder Rights Agreements, our Nominating and Corporate Governance Committee considers candidates for director suggested by its members, as well as by management and stockholders, if such candidates meet our Nominating and Corporate Governance Committee’s criteria for Board membership, evaluating them in the same manner in which our Nominating and Corporate Governance Committee evaluates other candidates. Such recommendations should be made in writing to our Nominating and Corporate Governance Committee or the Corporate Secretary of the Company and should include a description of the qualifications of the proposed candidate.
Our Nominating and Corporate Governance Committee has the authority and right to retain a search firm to identify or evaluate potential nominees if it so desires.
In evaluating candidates to serve on the Board, our Nominating and Corporate Governance Committee’s objective is to select individuals with skills and experience that can assist the Company and the Board in achieving their objectives. Our Nominating and Corporate Governance Committee considers (i) the listing standards of the NYSE and any other applicable law, regulation or rule and (ii) all other factors it considers appropriate, which may include the Company’s business environment, educational and professional background, analytical ability, independence, diversity of experience, viewpoints and backgrounds, willingness to devote adequate time to Board duties and ability to act in and represent the balanced best interests of the Company and its stockholders as a whole, rather than special constituencies. Though neither the Board nor our Nominating and Corporate Governance Committee has a formal policy concerning diversity, the Board values diversity on the Board, believes diversity should be considered in the director identification and nominating process, and seeks director nominees that have a diverse range of views, backgrounds and leadership, as well as business experience. Our Nominating and Corporate Governance Committee also considers the extent to which the candidate would fill a present need on the Board.

Once our Nominating and Corporate Governance Committee has identified a prospective nominee, our Nominating and Corporate Governance Committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on the information provided to our Nominating and Corporate Governance Committee with the nomination of the prospective candidate, as well as our Nominating and Corporate Governance Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the nomination or others.
As described above under “—Shareholder Rights Agreements,” each of the MS Investor and the DK Investor has the right to designate one nominee for election to the Board, subject to certain limitations. Pursuant to the Shareholder Rights Agreements and each of the MS Investor’s and DK Investor’s respective ownership levels, at the time of our IPO, Mr. Cummings was nominated by the MS Investor and Mr. Shankar was nominated by the DK Investor. Each of Mr. Fierman, Mr. Jones, Mr. Minami, Mr. Morgan, Mr. Parsons and Ms. Savarese was initially identified and recommended by our Manager and/or Board members to be considered as a nominee to serve on the Board. Each of the foregoing director nominees was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election or re-election, as applicable, at the Annual Meeting.
Affiliated Transactions and Risk Committee
During the year ended December 31, 2023, our Affiliated Transactions and Risk Committee met eleven (11) times. Our Affiliated Transactions and Risk Committee is comprised of Messrs. Parsons and Jones and Ms. Savarese, with Mr. Parsons serving as its chair. Our Affiliated Transactions and Risk Committee must approve, among other related party transactions, the pricing of our acquisition of any non-QM loans and any other target assets we acquire from Angel Oak Mortgage Lending or other affiliate of our Manager. Our Affiliated Transactions and Risk Committee also reviews and considers the approval of any other related party transaction pursuant to our Related Party Transactions Policy. For more information on our Related Party Transactions Policy, see “Certain Relationships and Related Party Transactions—Related Party Transaction Policies.” Additionally, our Affiliated Transactions and Risk Committee assists the Board in its oversight of the Company’s risk governance structure, risk management, and risk assessment guidelines, and policies regarding credit, liquidity, and leverage risk.
Each member of our Affiliated Transactions and Risk Committee is qualified to serve on our Affiliated Transactions and Risk Committee pursuant to the independence requirements of the NYSE and any additional requirements that the Board deems appropriate. Determinations as to whether a particular director satisfies the requirements for membership on our Affiliated Transactions and Risk Committee shall be made by the Board. Our Affiliated Transactions and Risk Committee has the resources and authority appropriate to discharge its duties and responsibilities, including the authority to obtain advice and assistance from internal and external legal and other advisors as it deems necessary or appropriate, including the authority to approve the fees payable to such counsel or advisors and retention terms, without obtaining the approval of the Board or management.
Corporate Governance Guidelines and Code of Conduct
The Board has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees and all officers and employees of our Manager who provide services to us. The current versions of these corporate governance documents are available free of charge on the Company’s investor relations website at http://ir.angeloakreit.com and in print to any stockholder who requests copies by contacting the Company at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, Attention: Corporate Secretary.
Hedging and Other Transactions Prohibited
Per our Insider Trading Policy, our directors, officers and employees (if any) are prohibited from engaging in hedging or monetization transactions or similar arrangements with respect to our securities, including the purchase or sale of puts or calls or the use of any other derivative instruments. In addition, our directors, officers and employees (if any) may not, under any circumstances, trade options for, or sell “short,” our securities. In addition, the Board has adopted a more robust Anti-Hedging and Anti-Pledging Policy that reiterates and provides greater detail of these provisions of our Insider Trading Policy.

Stock Ownership Guidelines

Effective January 1, 2023, the Board instituted a Stock Ownership Guideline Policy mandating minimum stock ownership positions for our independent directors who receive compensation from us and certain of our executive officers. The policy requires covered directors to hold common stock in the Company with a value no less than four (4) times their respective annual base cash retainers. Our Chief Executive Officer is required to hold common stock in the Company with a value no less than four (4) times his or her annual base salary, to the extent or the amount reimbursed by the Company. All other covered executives are required to hold common stock in the Company with a value no less than two (2) times his or her annual base salary, if any. Shares subject to unvested time-based restricted stock and restricted stock unit awards will count towards satisfaction of these guidelines. Shares subject to unexercised stock options, whether vested or unvested, and unearned performance-based equity awards do not count towards satisfaction of these guidelines. The period to comply with the policy is the later of January 1, 2028 and five (5) years from the date an individual became a covered executive or covered director. Until the required ownership guideline is reached, covered executives and covered directors are required to retain at least 50% of the shares that remain after deducting the applicable tax withholdings and the payment of any exercise or purchase price (if applicable) upon the vesting or settlement of equity awards or the exercise of stock options.
Compensation “Clawback” Policy
In November 2023, our Compensation Committee adopted a Policy on Recoupment of Incentive Compensation (the “Recovery Policy”), which provides for the recovery of applicable incentive based compensation from current and former executive officers of the Company in the event the Company is required to restate its financial results due to its material non-compliance with any financial reporting requirement under federal securities laws, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and corresponding NYSE listing standards. Recoupment under the Recovery Policy will be required regardless of whether the executive officer or any other person was at fault or responsible for accounting errors that contributed to the need for the financial restatement or engaged in any misconduct.
In addition to the Recovery Policy, our Chief Executive Officer and President and our Chief Financial Officer and Treasurer are subject to any clawbacks that may be required under the Sarbanes-Oxley Act of 2002.

Director Compensation
Directors employed by us or our Manager and directors designated pursuant to the terms of our agreements with the MS Investor and the DK Investor are not entitled to receive compensation for their services as a director and, accordingly, except to the limited extent described in the table below, Mr. Fierman, who is employed by an affiliate of our Manager, and Messrs. Cummings and Shankar did not receive separate compensation for their services to us as directors during 2023.
Under our 2023 non-employee director compensation program, each of our independent directors received, as compensation for services as a director, an annual cash retainer of $70,000, with an additional $20,000 in compensation for members of our Affiliated Transactions and Risk Committee, excepting the Chair, who received an additional $30,000 as further described below. Directors have the option to receive all or a portion of their annual cash retainer in the form of equity awards in lieu of cash. In addition, our independent directors are currently expected to receive an annual equity award in the form of restricted stock with a grant date fair value of $80,000, which will vest on the one year anniversary of the grant date, subject to such director’s continued service through such date. The chair of each of our Audit Committee, our Compensation Committee, our Nominating and Corporate Governance Committee and our Affiliated Transactions and Risk Committee is entitled to receive an additional annual cash retainer of $20,000, $15,000, $10,000 and $30,000, respectively. Furthermore, our lead independent director receives an additional annual cash retainer of $25,000 annually. All members of the Board are entitled to be reimbursed for their reasonable costs and expenses incurred in attending Board and committee meetings. Our 2023 non-employee director compensation program did not change as compared to our 2022 non-employee director compensation program.

2023 Director Compensation Table
The following table shows the compensation earned by our directors for services during 2023:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation (2)	Total
Michael Fierman	$—	$—	$10,105	$10,105
Edward Cummings	$—	$—	$—	$—
Michael Peck(3)	$—	$—	$—	$—
Vikram Shankar	$—	$—	$—	$—
Craig Jones	$125,000	$80,000	$10,364	$215,364
Christine Jurinich (4)(5)	$52,500	$—	$3,850	$56,350
W.D. (Denny) Minami	$105,000	$80,000	$10,364	$195,364
Jonathan Morgan	$85,000	$80,000	$10,364	$175,364
Landon Parsons	$100,000	$80,000	$10,364	$190,364
Noelle Savarese (5)(6)	$22,500	$80,000	$3,107	$105,607

(1)    All independent directors received a grant of 10,178 shares of restricted stock on May 17, 2023, which shares are scheduled to vest on May 17, 2024, subject to the individual’s continued service as an independent director of the Company through such date. All stock award amounts in this column reflect the aggregate fair value on the grant date computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The grant date fair value was calculated based on the number of shares subject to the award multiplied by the closing price on the date of grant. As of December 31, 2023, each of Mr. Fierman, Mr. Cummings, Mr. Peck, Mr. Shankar, Mr. Jones, Ms. Jurinich, Ms. Savarese Mr. Minami, Mr. Morgan, and Mr. Parsons had 5,263, 0, 0, 0, 10,178, 0, 9,708, 10,178, 10,178, and 10,178 shares of unvested restricted stock outstanding, respectively.
(2)     The amounts in this column for each applicable director represent the dollar value of dividends paid on unvested stock awards.
(3)     Mr. Peck resigned from the Board in March 2024 but did not receive any cash compensation, stock awards or other compensation from the Company in 2023 or 2024.
(4)     Ms. Jurinich resigned from the Board in July 2023 and forfeited her 2023 stock award of 10,178 shares of restricted stock on July 18, 2023.
(5)    Cash compensation for Ms. Jurinich and Ms. Savarese were pro-rated based on time spent as an independent director during 2023
(6)     Ms. Savarese joined the Board in October 2023 and received an initial grant of 9,708 shares of restricted stock on October 18, 2023 which shares are scheduled to vest on May 17, 2024 subject to Ms. Savarese’s continued service as an independent director of the Company through such date.

EXECUTIVE OFFICERS
Set forth below is biographical information with respect to each current executive officer of the Company.
Sreeniwas Prabhu, age 49. Mr. Prabhu has served as our Chief Executive Officer and President since September 2022. Mr. Prabhu is also a co-founder, Managing Partner and Group Chief Investment Officer at Angel Oak Capital and is responsible for the overall investment strategy of Angel Oak. Prior to Angel Oak, from 2005 to 2008, Mr. Prabhu was the Chief Investment Officer of the investment portfolio at Washington Mutual Bank in Seattle. He was also part of the macro asset strategy team at the bank. Mr. Prabhu previously worked from 2001 to 2005 at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as Head Portfolio Manager for its commercial mortgage-backed securities portfolio. Mr. Prabhu began his career at SunTrust in 1998 as a Bank Analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. degree in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.
Brandon Filson, age 44. Mr. Filson has served as our Chief Financial Officer since June 2018 and as our Treasurer since August 2019 and is responsible for the oversight of our finance and accounting activities. Mr. Filson has also served as Chief Financial Officer, REIT of Angel Oak Capital since April 2018. Mr. Filson has over 15 years of experience in accounting and financial roles. Prior to joining us, from April 2013 to April 2018, Mr. Filson was the Vice President and Real Estate Controller of iStar Inc. (NYSE: STAR) and Safehold Inc. (NYSE: SAFE), formerly Safety, Income and Growth, Inc., both publicly-traded REITs. Mr. Filson worked in the financial services assurance practices of Grant Thornton LLP from January 2008 to April 2013 and of KPMG LLP from July 2006 to January 2008. Mr. Filson holds a MAcc and a B.B.A. in Accounting from the University of Georgia.

EXECUTIVE COMPENSATION
Overview
The following is a discussion and analysis of compensation arrangements of our named executive officers (“NEOs”). Because we qualify as a “smaller reporting company” under the SEC rules, we have elected to prepare this Proxy Statement and other annual and periodic reports as a “smaller reporting company” consistent with rules of the SEC. Under the scaled disclosure obligations applicable to smaller reporting companies, we are not required to provide, among other things, a Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.
The following individuals were our NEOs for the year ending December 31, 2023:

•	Sreeniwas Prabhu, Chief Executive Officer and President;
•	Brandon Filson, Chief Financial Officer and Treasurer; and
•	Dory Black, Former General Counsel and Corporate Secretary (1)
(1) Ms. Black separated from service with an affiliate of our Manager effective April 30, 2023, and ceased to be our General Counsel on that date and Corporate Secretary on March 8, 2023.
Compensation of Named Executive Officers
None of our NEOs are employees of the Company. We do not have any employees, and we are managed by our Manager pursuant to our Management Agreement. Our Manager is an affiliate of Angel Oak Capital. Mr. Filson is an employee of our Manager; Mr. Prabhu is, and Ms. Black was, an employee of an affiliate of Angel Oak Capital. Angel Oak makes Mr. Prabhu’s, and formerly made Ms. Black’s, services available to our Manager, and our Manager provides the services of our NEOs to us pursuant to our Management Agreement.
Because our Management Agreement provides that our Manager is responsible for managing our affairs, our NEOs, who are employees of Angel Oak (including our Manager), do not receive cash compensation from us for serving as our officers, and our Manager is responsible for all costs incident to the performance of its duties under our Management Agreement, including compensation of its officers and employees (subject to the reimbursements specified below). Our NEOs may receive equity compensation under our 2021 Equity Incentive Plan. In their capacities as officers or employees of Angel Oak (including our Manager) other than those that may be dedicated or partially dedicated to us, such officers or employees will be required to devote as much time to us as our Manager deems necessary and appropriate commensurate with the level of our activity.
Our Management Agreement requires our Manager to provide us with a Chief Executive Officer and President. During the year ended December 31, 2023, Mr. Prabhu served as Chief Executive Officer and President. Our Manager is entitled to reimbursement from us for a proportionate amount of the costs of the wages, salary and benefits incurred by our Manager for Mr. Prabhu based on the percentage of his business time spent on our matters subject to the approval of our Compensation Committee. However, we have not and do not expect to reimburse our Manager for compensation paid to Mr. Prabhu for his service to us as our Chief Executive Officer and President. Mr. Prabhu is an equity owner of our Manager.
Our Management Agreement also requires our Manager to provide us with a dedicated Chief Financial Officer and Treasurer. Our Manager is entitled to reimbursement from us for the costs of the wages, salary, and benefits incurred by our Manager for our dedicated Chief Financial Officer and Treasurer. The amount of any wages, salary, and benefits paid or reimbursed with respect to our dedicated Chief Financial Officer and Treasurer is subject to the approval of our Compensation Committee.
Our Manager is also entitled to reimbursement from us for a proportionate amount of the costs of the wages, salaries, and benefits incurred by our Manager for other corporate finance, tax, accounting, internal audit, legal, risk management, operations, compliance, and other non-investment personnel of our Manager or its affiliates who spend all or a portion of their time managing our affairs (our share of such costs is based on the percentage of time devoted by such personnel to our and our subsidiaries’ affairs).

Equity-Based Compensation
In the discretion of the Board or our Compensation Committee, we may also grant equity-based awards pursuant to our 2021 Equity Incentive Plan to (1) our directors, officers, employees, and consultants and (2) our Manager and the members, directors, trustees, officers, and employees of our Manager or its affiliates and other entities that provide services to us and the employees of such entities. Our 2021 Equity Incentive Plan provides for the grant of equity-based awards relating to our common stock, including options to purchase shares of common stock, stock appreciation rights, restricted stock, restricted stock units, performance awards, LTIP Units (as defined in our 2021 Equity Incentive Plan), and other stock-based awards (including unrestricted shares). These awards are intended to align the recipients’ interests with those of our stockholders. The Board or our Compensation Committee determines the types and amounts of any equity-based compensation awards to be granted to our NEOs under our 2021 Equity Incentive Plan. This determination is based on a number of factors, including but not limited to, the financial performance of the Company during the previous fiscal year, risk management policies of the Company, progress towards achieving the Company’s strategic goals, growth in assets, the performance of our common stock, the performance of each NEO, and market conditions.
In July 2023, the Board made grants of restricted stock and performance-based restricted stock unit awards to Mr. Filson pursuant to our 2021 Equity Incentive Plan; this decision was based on the process and factors described above, but was also informed by discussions with our independent compensation consultant, Ferguson Partners Consulting L.P. Management retained Ferguson Partners Consulting L.P., an independent compensation consultant, to advise on our equity compensation program. These restricted stock awards vest in four equal annual installments on each of the first four (4) anniversaries of the grant date, subject to Mr. Filson’s continued employment through each vesting date.
The performance awards metrics applicable to the performance-based restricted stock unit awards are based on a combination of 75% Relative Total Shareholder Return (“TSR”) and 25% Book Value TSR. The award will vest 50% on June 30, 2026 and 50% on June 30, 2027, with the number of shares vested to be based on the achievement of the performance goals set forth below over the July 1, 2023 through June 30, 2026 performance period. The threshold, target, and maximum of these awards is 50%, 100%, and 150%, respectively. The definitions of Relative TSR and Book Value TSR are set forth as follows:
•“Relative TSR” means the Company's total stockholder return, on a percentile basis, relative to the companies comprising the Nareit Resi Mortgage Index (the “Index”) with respect to the performance period, based on the volume-weighted trailing average closing prices of such constituent companies as of the first day and last day of the performance period (adjusted for dividends); provided that members of the Index will only be taken into account for purposes of the calculation of Relative TSR if they constitute part of the Index on both the first day and the last day of the performance period. In the event of the bankruptcy or liquidation of a constituent of the Index, such constituent will be ranked at the bottom of the Index for purposes of determining Relative TSR.
•“Book Value TSR” means the change in book value over the performance period plus cash dividends declared during the performance period divided by book value at the beginning of the performance period, relative to the companies in the Index; provided that members of the Index will only be taken into account for purposes of the calculation of Book Value TSR if they constitute part of the Index on both the first day and the last day of the performance period. In the event of the bankruptcy or liquidation of a constituent of the Index, such constituent will be ranked at the bottom of the Index for purposes of determining Book Value TSR.
As of the grant date, the performance metrics had not been deemed “more likely than not” to be met, and therefore, no compensation expense is reflected for these awards in the 2023 Summary Compensation Table below.
2023 Summary Compensation Table
The following table provides information regarding compensation earned by our NEOs for the years ended December 31, 2023 and December 31, 2022. As noted above, none of our NEOs are our employees and we did not directly pay any cash compensation to the NEOs for service during the fiscal periods shown. The cash amounts shown include the amounts of their compensation paid by our Manager or Angel Oak for which we reimbursed our Manager or Angel Oak for such services.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Sreeniwas Prabhu (4) Chief Executive Officer and President	2023	$—	$—	$—	$10,105	$10,105
	2022	$—	$—	$—	$22,315	$22,315

Brandon Filson Chief Financial and Treasurer	2023	$425,000	$361,000	$158,333	$101,888	$1,046,221
	2022	$375,000	$265,000	$246,665	$168,972	$1,055,637

Dory Black (5) General Counsel	2023	$30,625	$—	$—	$14,737	$45,362
	2022	$100,000	$110,000	$100,000	$87,567	$397,567

(1)     The 2023 short-term incentive plan bonus for Mr. Filson is based on a combination of an objective performance based metric, weighted 75% (the “Objective Metric”) and a subjective qualitative metric, weighted 25% (the “Subjective Metric”). The Objective Metric is determined based on an adjustable income measurement that adjusts for realized and unrealized gains and losses, securitization issuance costs and other non-cash expenses and the potential payout amount ranges in value from 0% to 150% of target. The Subjective Metric is based on Mr. Filson’s individual performance and the potential payout amount ranges from 0% to 125% of target.
(2)     All stock award amounts in this column reflect the aggregate fair value on the grant date computed in accordance with FASB ASC Topic 718. The grant date fair value for the awards granted in 2022 and 2023 were calculated based on the number of shares subject to the award multiplied by the closing price on the applicable date of grant and, in the case of awards subject to performance-based vesting conditions, based on the probable achievement of the underlying goals on the date of grant. For the 2023 performance-based restricted stock units, under FASB ASC Topic 718, the vesting condition related to the performance-based restricted stock units is considered a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for the NEOs that could be calculated and disclosed based on achievement of the underlying market condition.
(3)    Amounts reflected in this column represent (i) the dollar value of dividends paid on unvested restricted stock awards and (ii) with respect to Mr. Filson, the dollar value of 401(k) match payments. Amounts reflected in this column for 2022 have been updated as compared to amounts previously reported to include the dollar value of dividends paid on unvested restricted stock awards and, for Mr. Filson, the dollar value of 401(k) match payments.
(4)      The Company currently does not expect to reimburse the Manager for cash compensation paid to Mr. Prabhu for his service with the Company. Mr. Prabhu is an equity owner of our Manager.
(5)     Ms. Black resigned as Corporate Secretary of the Company on March 8, 2023 and resigned as General Counsel of the Company effective April 30, 2023.
Outstanding Equity Awards at 2023 Fiscal Year End

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested (1)
Sreeniwas Prabhu (3)	5,263	$55,788	—	$—
Brandon Filson (4)	63,658	$674,775	76,794	$814,016
Dory Black (5)	0	$—	—	$—

(1)    Market value is based on the closing price of our common stock on December 29, 2023 (the last trading day of 2023) of $10.60 per share.

(2)     Amounts reported in this column represent (i) performance-based restricted stock unit awards that vest 50% on June 30, 2025 and 50% on June 30, 2026, in each case subject to the achievement of the applicable performance goals over the performance period of July 1, 2022 through June 30, 2025, and (ii) performance-based restricted stock unit awards that vest 50% on June 30, 2026 and 50% on June 30, 2027, in each case, subject to the achievement of the applicable performance goals over the performance period of July 1, 2023 through June 30, 2026. To date, the performance goals applicable to these awards have not been achieved and, in accordance with SEC disclosure rules, the amounts reflected in the table above for performance-based restricted stock unit awards granted in 2022 have been calculated assuming achievement of target performance for the Relative TSR performance goal and threshold performance for the Book Value TSR performance goal, and the performance-based restricted stock unit awards granted in 2023 have been calculated assuming achievement of maximum performance with respect to both the Relative TSR and Book Value TSR performance goals.
(3)     Mr. Prabhu received a single grant of shares of restricted stock on June 21, 2021 in conjunction with our IPO, of which the remaining unvested shares presented above are scheduled to vest on June 21, 2024, subject to his continued employment with an affiliate of our Manager through such dates and accelerated vesting in the event of his death or disability.
(4)     Mr. Filson’s unvested shares of restricted stock are comprised of: 32,894 shares remaining unvested from a grant on June 21, 2021 in conjunction with our IPO, which shares are scheduled to vest on June 21, 2024; 3,346 shares remaining unvested from a grant on March 11, 2022; which shares vested on March 11, 2024; 8,203 shares remaining unvested from a grant on July 1, 2022, which shares are scheduled to vest in three equal annual installments on July 1, 2024, July 1, 2025 and July 1, 2026; and 19,215 shares granted on July 1, 2023, which shares are scheduled to vest in four equal annual installments on each anniversary of the grant date. The vesting of Mr. Filson’s unvested shares is subject to his continued employment with our Manager through such dates, and accelerated vesting in the event of his death or disability, or severance in accordance with the Severance Policy.
(5)     In connection with her resignation, Ms. Black forfeited her unvested shares of restricted stock and performance-based restricted stock unit awards on April 30, 2023.

Severance; Change in Control
Severance Policy
In connection with our IPO, the Company adopted the Severance Policy pursuant to which Mr. Filson will be entitled to severance benefits upon a qualifying termination of employment. None of our other NEOs was subject to an arrangement providing for severance benefits as of December 31, 2023 and Ms. Black did not receive any severance in connection with her separation from the Company.
    Under the Severance Policy, upon a termination of employment by us without “cause” or by the executive officer for “good reason,” then, subject to such executive officer’s execution of a general release of claims in favor of us (a “Release”) and continued compliance with non-competition, non-solicitation and non-disparagement covenants, such executive officer will be entitled to receive: (i) an amount equal to (A) 2.0 (the “Severance Multiple”), multiplied by (B) the sum of (1) such executive officer’s annual base salary and (2) such executive officer’s average cash performance bonus paid for the three most recent years (or such lesser period for which such executive officer has been eligible to receive a cash performance bonus, or, if such executive officer was not eligible to receive a cash performance bonus in prior years, the executive officer’s target annual cash performance bonus) (the “Severance Bonus”); (ii) medical benefits comparable to our other executive officers for a number of years equal to the Severance Multiple; (iii) the accelerated vesting of any then-unvested time-based equity awards; and (iv) the pro-rata vesting of any then-unvested performance-based equity awards, based on actual achievement at the end of the performance period.
Upon a termination of employment by us without cause or by the executive officer for good reason, in each case, within twelve (12) months following a “change of control,” then, subject to such executive officer’s execution of a Release and continued compliance with non-competition, non-solicitation and non-disparagement covenants, Mr. Filson will be entitled to receive: (i) an amount equal to (A) 3.0 (the “CIC Severance Multiple”), multiplied by (B) the sum of (1) such executive officer’s annual base salary and (2) such executive officer’s Severance Bonus); (ii) medical benefits comparable to our other executive officers for a number of years equal to the CIC Severance Multiple; (iii) the accelerated vesting of any then-unvested time-based equity awards; and (iv) the pro-rata vesting of any then-unvested performance-based equity awards, based on actual achievement at the end of the performance period.
Under the Severance Policy, upon the termination of an executive officer’s employment due to death or disability, such executive officer will be entitled to receive (i) a pro-rated annual cash bonus for the year in which such termination occurs, (ii) the accelerated vesting of any then-unvested time-based equity awards, and (iii) the pro-rata vesting of any then-unvested performance-based equity awards, based on actual achievement at the end of the performance period.
2021 Equity Incentive Plan
Subject to the terms of the applicable award agreement, upon a “change in control” (as defined in our 2021 Equity Incentive Plan), the Board may, in its discretion, determine whether some or all outstanding options and stock appreciation rights will become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding awards will lapse in full or in part and whether the performance measures applicable to some or all outstanding awards will be deemed to be satisfied. The Board may further require that stock of the entity resulting from such a change in control, or a parent thereof, or other property be substituted for some or all of the shares of our common stock and/or OP units subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to us by the holder and be immediately cancelled by us in exchange for a cash payment, shares of stock of the entity resulting from or succeeding us or a combination of both cash and such shares of stock or other property. In addition, if awards under our 2021 Equity Incentive Plan are not assumed, continued or substituted in connection with such change in control, any then unvested and outstanding awards will immediately and automatically become fully vested, exercisable and free of transfer restrictions. Our Compensation Committee may also make additional adjustments and/or settlements of outstanding awards as it deems appropriate and consistent with the purposes of our 2021 Equity Incentive Plan.

Pay Versus Performance
The following table provides historical total summary compensation and compensation actually paid for our principal executive officers (each, a “PEO” and together, the “PEOs”) and other NEOs and provides historical information regarding our performance:

Year (1)	Summary Compensation Table Total for Mr. Prabhu ($) (2)	Summary Compensation Table Total for Mr. Williams ($) (2)	Compensation Actually Paid to Mr. Prabhu ($) (3)	Compensation Actually Paid to Mr. Williams ($) (3)	Average Summary Compensation Table Total for non-PEO NEOs ($) (2)	Average Summary Compensation Actually Paid to non-PEO NEOs ($) (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Income (Loss) (in thousands)
2023	$10,105	N/A	$56,104	N/A	$545,792	$579,302	$73.84	$33,714
2022	$22,315	$1,026,654	$(118,733)	$594,325	$726,602	$(86,785)	$37.74	$(187,833)
2021	N/A	$4,301,015	N/A	$3,878,649	$1,946,667	$1,779,127	$88.74	$21,113

(1) The PEOs and NEOs for the applicable years were as follows:
•2023: Mr. Prabhu served as the Company’s PEO for the entirety of 2023. The Company’s other NEOs were Mr. Filson and Ms. Black.
•2022: Mr. Robert Williams served as the Company’s PEO until his separation from service on September 28, 2022, and Mr. Prabhu served as the Company’s PEO thereafter. The Company’s other NEOs were Mr. Filson and Ms. Black.
•2021: Mr. Robert Williams served as the Company’s PEO for the entirety of 2021. The Company’s other NEOs were Mr. Filson and Ms. Black.
(2) Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in which the NEO served as PEO in the case of Messrs. Williams and Prabhu and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the NEOs other than the individual serving as PEO for all or a portion of such years.
(3) Amounts reported in this column are based on total compensation reported for Mr. Williams and Mr. Prabhu in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below.

PEOs
Year	Summary Compensation Total ($)(a)	Deduct Grant Date Fair Value of Stock Awards Granted in Fiscal Year ($)(b)	Add Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year ($)(c)	Add/(Subtract) Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years ($)(d)	Add Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(e)	Add Fair Value at Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(f)	Minus Fair Value As of Prior Fiscal Year-End of Stock Options and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)(g)	Add Dividends Paid on Stock Awards Prior to the Vesting Date that Are Not Otherwise Included in the Total Compensation ($)(h)	Compensation Actually Paid ($)
Sreeniwas Prabhu
2023	$10,105	$—	$—	$30,894	$15,105	$—	$—		$56,104
2022	$22,315	$—	$—	$(122,628)	$(18,420)	$—	$—		$(118,733)
2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Robert Williams
2023	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2022	$1,026,654	$(326,654)	$—	$—	$(756,573)	$302,539	$—	$348,359	$594,325
2021	$4,301,015	$(3,749,973)	$3,232,871	$—	$—	$—	$—	$94,736	$3,878,649

(a) Represents total compensation as reported in the Summary Compensation Table for the indicated fiscal year.
(b) Represents the aggregate grant date fair value of stock awards granted to Mr. Williams and Mr. Prabhu reported in the Summary Compensation Table during the indicated fiscal year, computed in accordance with FASB ASC Topic 718.
(c) Represents the aggregate fair value as of the indicated fiscal year-end of Mr. Williams’ and Mr. Prabhu’s outstanding and unvested stock awards granted during such fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(d) Represents the aggregate change in fair value during the indicated fiscal year of the outstanding stock awards granted in prior fiscal years and held by Mr. Williams and Mr. Prabhu as of the last day of the indicated fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(e) Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award held by Mr. Williams and Mr. Prabhu that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
(f) Represents the fair value at vesting of the stock awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(g) Represents the fair value as of the last day of the prior fiscal year of the stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(h) Represents the aggregate value of dividends paid on outstanding and unvested stock awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.

(4) Amounts reported in this column are based on the average total compensation reported for the NEOs other than the individuals serving as PEO in the Summary Compensation Table for the indicated fiscal year and adjusted as shown in the table below:

Other NEOs Average (a)
Year	Summary Compensation Total ($)(a)	Deduct Grant Date Fair Value of Stock Awards Granted in Fiscal Year ($)(b)	Add Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year ($)(c)	Add/(Subtract) Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years ($)(d)	Add Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(e)	Add Fair Value at Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(f)	Minus Fair Value As of Prior Fiscal Year-End of Stock Options and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)(g)	Add Dividends Paid on Stock Awards Prior to the Vesting Date that Are Not Otherwise Included in the Total Compensation ($)(h)	Compensation Actually Paid ($)
2023	$545,792	$(79,167)	$101,840	$130,440	$56,554	$—	$(176,157)	$—	$579,302
2022	$726,602	$(173,332)	$59,331	$(608,048)	$(91,338)	$—	$—	$—	$(86,785)
2021	$1,946,667	$(1,487,501)	$1,282,382	$—	$—	$—	$—	$37,579	$1,779,127

(a) Please see footnote 1 for the NEOs (other than PEOs) included in the average for each indicated fiscal year.
(b) Represents the average total compensation as reported in the Summary Compensation Table for the reported NEOs (other than PEOs) in the indicated fiscal year.
(c) Represents the average aggregate grant date fair value of stock awards granted to the reported NEOs (other than PEOs) in the Summary Compensation Table during the indicated fiscal year, computed in accordance with FASB ASC Topic 718.
(d) Represents the average aggregate fair value as of the indicated fiscal year-end of the reported NEOs’ (other than PEOs) outstanding and unvested stock awards granted during such fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(e) Represents the average aggregate change in fair value during the indicated fiscal year of the outstanding stock awards granted in prior fiscal years and held by the NEOs (other than PEOs) as of the last day of the indicated fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(f) Represents the average aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award held by the NEOs (other than PEOs) that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the Company’s methodology used for financial reporting purposes.
(g) Represents the fair value at vesting of the stock awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(h) Represents the fair value as of the last day of the prior fiscal year of the stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(i) Represents the average aggregate value of dividends paid on outstanding and unvested stock awards held by the NEOs (other than PEOs) in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.

(5) Pursuant to rules of the SEC, the comparison assumes $100 was invested on June 17, 2021 (the day on which regular-way trading of our common stock commenced) in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

Relationship Between Pay and Performance

The Compensation Committee has not historically and does not currently evaluate “compensation actually paid” as calculated pursuant to Item 402(v)(2) of Regulation S-K as part of its executive compensation determinations; accordingly, the Compensation Committee does not actually use any financial or non-financial performance measure specifically to link executive compensation “actually paid” to Company performance.

Description of Relationships Between Pay and Performance

The following charts show the relationship between (1) the compensation actually paid to our PEO(s) and the average compensation actually paid to the Other NEOs (each as calculated pursuant to Item 402(v)(2)(iii) of Regulation S-K) and (2) the cumulative TSR of the Company since June 17, 2021 (the day on which regular-way trading of our common stock commenced), and also the relationship between PEO and Other NEO compensation and net income since June 17, 2021.

PEO Comp vs TSR
$5,000
$4,000
$3,000
$2,000
$1,000
$-
PEO Comp (000's)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
TSR
2021
2022
2023
PEO Compensation Actually Paid
TSR

Other NEO Average Comp vs TSR
Other NEO Average Comp (000's)
$2,000
$1,500
$1,000
$500
$-
$(500)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
TSR
2021
2022
2023
Other NEO Compensation Actually Paid
TSR

PEO Comp vs Net Income
PEO Comp (000's)
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Net Income (000's)
$50,000
$-
$(50,000)
$(100,000)
$(150,000)
$(200,000)
2021
2022
2023
PEO Compensation Actually Paid
GAAP Net Income

Other NEO Average Comp vs Net Income
Other NEO Average Comp (000's)
$2,000
$1,500
$1,000
$500
$-
$(500)
Net Income (000's)
$50,000
$-
$(50,000)
$(100,000)
$(150,000)
$(200,000)
2021
2022
2023
Other NEO Compensation Actually Paid
GAAP Net Income

Securities Authorized for Issuance Under Equity Compensation Plans
Prior to the consummation of our IPO, our 2021 Equity Incentive Plan was adopted by the Board and approved by our sole common stockholder at the time, Angel Oak Mortgage Fund, LP (“Angel Oak Mortgage Fund”). The maximum number of shares of our common stock and/or OP units reserved for issuance under our 2021 Equity Incentive Plan is 2,125,000 shares/OP units, subject to adjustment upon the occurrence of certain adjustment events. The following table summarizes information, as of December 31, 2023, relating to our equity compensation plans pursuant to which shares of our common stock or other equity-based awards may be granted from time to time:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted- average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	—	—	1,359,261
Equity compensation plans not approved by security holders (2)	—	—	—
Total	—	—	1,359,261
(1) The number of securities remaining available for future issuance (adjusted for any forfeited shares available for re-issuance pursuant to the terms of our 2021 Equity Incentive Plan) consists of an aggregate of 1,359,261 shares/OP units issuable under our 2021 Equity Incentive Plan. Awards under our 2021 Equity Incentive Plan may include options to purchase shares of common stock, stock appreciation rights, restricted stock, restricted stock units, performance awards, LTIP Units (as defined in our 2021 Equity Incentive Plan), and other stock-based awards (including unrestricted shares). During the year ended December 31, 2023, 101,456 shares of restricted stock were granted under our 2021 Equity Incentive Plan and 61,539 shares were forfeited and returned to our 2021 Equity Incentive Plan and available for re-issuance.
(2) All of our equity compensation plans have been approved by security holders.

REPORT OF OUR AUDIT COMMITTEE
In connection with its function to oversee and monitor the Company’s financial reporting process, our Audit Committee has (1) reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2023; (2) discussed with KPMG LLP, the independent registered public accounting firm for the Company, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; (3) received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our Audit Committee concerning independence; and (4) has discussed with KPMG LLP its independence, and considered whether the provision of non-audit services to the Company was compatible with such independence. Based on the reviews and discussions referred to above, our Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Members of the Audit Committee

W.D. (Denny) Minami, Chair
Landon Parsons
Noelle Savarese

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Management Agreement
On June 21, 2021, we and our operating partnership entered into our current Management Agreement with our Manager. Pursuant to our Management Agreement, our Manager is required to manage our business affairs in conformity with the investment guidelines that are approved and monitored by the Board. Our Manager is subject to the supervision and oversight of the Board, the terms and conditions of our Management Agreement and such further limitations or parameters as may be imposed from time to time by the Board. Our Manager is responsible for: (1) the identification, selection, purchase and sale of all of our investments; (2) our financing and risk management activities; (3) providing us with investment advisory services; and (4) providing us with a management team and appropriate personnel. In addition, our Manager is responsible for our day-to-day operations and performs (or causes to be performed) such services and activities relating to our assets and operations, including our investments and their financing, as may be necessary or appropriate.
During the years ended December 31, 2023 and 2022, we incurred an aggregate of approximately $5.8 million and $7.8 million, respectively, of management fees to our Manager pursuant to our Management Agreement. In addition, during the years ended December 31, 2023 and 2022, we incurred an aggregate of approximately $2.1 million and $3.1 million, respectively, of expenses incurred on our behalf pursuant to our Management Agreement. During the years ended December 31, 2023 and 2022, our Manager did not earn an incentive fee.
Term and Termination
Our Management Agreement may be amended or modified by agreement between us and our Manager. The initial term of our Management Agreement will expire on June 21, 2024, which is the third anniversary of the completion of our IPO, and will be automatically renewed for a one-year term on each anniversary date thereafter unless terminated as described below. Our Management Agreement does not limit the number of renewal terms. However, our independent directors will review our Manager's performance and the management fees annually and, following the initial term, our Management Agreement may be terminated annually by us without cause upon the affirmative vote of at least two-thirds of our independent directors based upon (1) unsatisfactory performance by our Manager that is materially detrimental to us, or (2) the determination that the compensation payable to our Manager under our Management Agreement is not fair (any such termination, a “termination without cause”), subject to our Manager’s right to prevent termination based on unfair compensation by accepting a reduction in compensation agreed to by at least two-thirds of our independent directors. We must provide one hundred eighty (180) days’ prior written notice of any such termination. Our Manager will be paid a termination fee for (1) our termination without cause of our Management Agreement, or (2) our Manager’s termination of our Management Agreement upon our default in the performance of any material term of our Management Agreement and the default continues uncured for a period of thirty (30) days after written notice to us, equal to three times the sum of (a) the average annual base management fee and (b) the average annual (or, if the period is less than 24 months, annualized) incentive fee earned by our Manager during the prior 24-month period before the date of termination, calculated as of the end of the most recently completed fiscal quarter before the date of termination.
At our option and at any time during the term of our Management Agreement, we may also terminate our Management Agreement upon at least thirty (30) days’ prior written notice from the Board to our Manager, without payment of any termination fee to our Manager, upon the occurrence of a “Cause Event” (as defined in our Management Agreement) as determined by a majority of our independent directors. Such Cause Events include:
•our Manager materially breaches any provision of our Management Agreement and such breach continues for a period of thirty (30) days after our Manager’s receipt of written notice thereof specifying such breach and requesting that the same be remedied in such 30-day period (or 45 days after our Manager’s receipt of written notice of such breach if our Manager takes steps to cure such breach within 30 days of the written notice);
•our Manager’s fraud, misappropriation of funds or embezzlement against us;
•our Manager’s gross negligence in the performance of its duties under our Management Agreement;

•the commencement of any proceeding relating to our Manager’s bankruptcy or insolvency;
•a conviction of our Manager (including a plea of nolo contendere) of a felony;
•the dissolution of our Manager;
•a “Change in Control of the Manager” (as defined in our Management Agreement); or
•our Manager is unable under applicable law or regulation to perform its obligations under our Management Agreement.
A Cause Event does not include unsatisfactory performance, even if that performance is materially detrimental to us.
At the option of our Manager and at any time during the term of our Management Agreement, our Manager may terminate our Management Agreement if we become required to register as an investment company under the Investment Company Act, with termination deemed to occur immediately before such event, in which case we would not be required to pay a termination fee to our Manager. Furthermore, our Manager may decline to renew our Management Agreement by providing us with 180 days’ prior written notice, in which case we would not be required to pay a termination fee to our Manager. Our Manager may also terminate our Management Agreement upon at least 60 days’ prior written notice if we default in the performance of any material term of our Management Agreement and the default continues uncured for a period of 30 days after written notice to us, whereupon we would be required to pay to our Manager the termination fee described above.
Base Management Fees, Incentive Fees and Reimbursement of Expenses
We have no separate facilities and are substantially reliant on our Manager to manage our day-to-day operations. A base management fee is payable quarterly in arrears in cash, and the incentive fee is payable quarterly in arrears in cash. Our Manager may also be entitled to certain expense reimbursements as described below. Expense reimbursements to our Manager are payable quarterly.
In connection with their investments prior to our IPO, certain of Angel Oak Mortgage Fund’s investors were granted rights to receive a share of our Manager’s revenues received under our Management Agreement. In addition, in connection with the private placement conducted concurrently with our IPO, CPPIB Credit Investments Inc. (the “CPPIB Entity”) was granted a similar right.
Base Management Fee
Our Manager is entitled to a base management fee equal to 1.50% per annum of our Equity, calculated and payable quarterly in arrears in cash. For purposes of calculating the base management fee, our “Equity” means (1) the sum of (a) the net proceeds received by us (or, without duplication, our subsidiaries) from all issuances of our or our subsidiaries’ equity securities since inception (allocated on a pro rata basis for such issuances during the calendar quarter of any such issuance), plus (b) our cumulative Distributable Earnings (as defined in our Management Agreement) for the period commencing on the completion of our IPO to the end of the most recently completed calendar quarter, (2) less (a) any distributions to our stockholders (or owners of our subsidiaries (other than us or any of our subsidiaries)) following the completion of our IPO, (b) any amount that we or any of our subsidiaries have paid to repurchase our common stock or common equity securities of our subsidiaries following the completion of our IPO and (c) any incentive fee (as described below) earned by our Manager following the completion of our IPO. All items in the foregoing sentence (other than clause (1)(b)) are calculated on a daily weighted average basis. The amount of net proceeds received will be subject to the determination of the Board to the extent such proceeds are other than cash.
Our Manager’s base management fee is calculated by our Manager within thirty (30) days after the end of each fiscal quarter and such calculation shall be promptly delivered to us. We are obligated to pay the base management fee in cash within five business days after delivery to us of our Manager’s written statement setting forth the computation of the base management fee for such quarter.

Our Equity, for purposes of calculating the base management fee, could be greater or less than the amount of stockholders’ equity shown on our financial statements.
Incentive Fee
Our Manager is entitled to an incentive fee, which is calculated and payable in cash with respect to each calendar quarter (or part thereof that our Management Agreement is in effect) in arrears in an amount, not less than zero, equal to the excess of (1) the product of (a) 15% and (b) the excess of (i) our Distributable Earnings for the previous 12-month period, over (ii) the product of (A) our Equity in the previous 12-month period, and (B) 8% per annum, over (2) the sum of any incentive fee earned by our Manager with respect to the first three calendar quarters of such previous 12-month period.
For the initial four quarters following the completion of our IPO, Distributable Earnings was calculated on the basis of each of the previously completed quarters on an annualized basis.
For purposes of calculating the incentive fee, to the extent we have a net loss in Distributable Earnings from a period prior to the previous 12-month period that has not been offset by Distributable Earnings in a subsequent period, such loss will continue to be included in the previous 12-month period calculation until it has been fully offset.
Our Manager computes the quarterly incentive fee (if any) within 30 days after the end of each fiscal quarter, and we will pay the quarterly incentive fee with respect to each fiscal quarter within five business days following the delivery to us of our Manager’s written statement setting forth the computation of the incentive fee for such quarter.
Reimbursement of Expenses
We pay all our operating expenses, except those specifically required to be borne by our Manager under our Management Agreement. Our Manager is responsible for the compensation and other related expenses of all personnel of our Manager and its affiliates who perform services for us pursuant to our Management Agreement, except as described below. The expenses required to be paid by us include, but are not limited to,
•expenses in connection with any issuance of securities by us,
•transaction costs incident to financings, including securitizations, and to the acquisition, origination, disposition, modification, financing and refinancing of our investments,
•costs and expenses incurred in contracting third parties for the servicing and special servicing of our assets,
•fees, costs and expenses of legal, audit, accounting, tax, consulting, administrative and other similar services rendered to us by third parties retained by our Manager or our independent directors or, if provided by our Manager’s personnel, in amounts which are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s length basis,
•all fees paid to and expenses of third-party advisors and independent contractors, consultants, managers and other agents (including real estate underwriters, brokers and special servicers) engaged by us or by our Manager for our account,
•the compensation and expenses of our independent directors and the expenses of all of our directors,
•our allocable share of cost of liability insurance under a universal insurance policy covering us, our Manager and other Angel Oak entities, or under a separate insurance policy covering us, to indemnify our officers and directors,

•all costs and expenses of money borrowed by us, including, without limitation, principal, interest and the costs associated with our establishment and maintenance of any credit facilities and other financing arrangements (including commitment fees, accounting fees, legal fees, closing costs and similar expenses),
•expenses relating to the payment of dividends,
•expenses connected with communications to holders of our securities and in complying with the continuous reporting and other requirements of the SEC and other governmental bodies, transfer agents and exchange listing fees,
•the cost of printing and mailing proxies and reports to our stockholders,
•settlement, clearing, and custodial fees and expenses relating to us,
•the costs and expenses of maintaining compliance with all U.S. federal, state, local and applicable regulatory body rules and regulations (as such costs and expenses relate to us),
•expenses relating to any office or office facilities, including disaster backup recovery sites and facilities, maintained for us separate from offices of our Manager,
•costs incurred by personnel of our Manager for travel on our behalf,
•costs of the wages, salaries and benefits incurred by our Manager for our dedicated Chief Financial Officer and Treasurer and a proportionate amount of the costs of the wages, salaries and benefits of our Chief Executive Officer and President based on the percentage of his business time spent on our matters (except that, as described above, we have not and do not expect to reimburse our Manager for compensation paid to Mr. Prabhu for his service to us as our Chief Executive Officer and President), and a partially dedicated employee based on the percentage of such person’s working time spent on matters related to us, subject to the approval of our Compensation Committee, and other corporate finance, tax, accounting, internal audit, legal, risk management, operations, compliance and other non-investment personnel of our Manager or its affiliates who spend all or a portion of their time managing our affairs (our share of such costs is based on the percentage of time devoted by such personnel to our and our subsidiaries’ affairs),
•costs and expenses related to the design and maintenance of our website or sites and associated with any computer software or hardware, electronic equipment, or purchased information technology services from third-party vendors that is used primarily for us,
•all taxes and license fees,
•all insurance costs incurred by us,
•all third-party legal, expert and other fees and expenses relating to any actions, proceedings, lawsuits, demands, causes of action and claims, whether actual or threatened, made by or against us, or which we are authorized or obligated to pay under applicable law or our charter or bylaws or by the Board;
•any judgment or settlement of pending or threatened proceedings (whether civil, criminal or otherwise) against us, or against any director or officer of ours in his or her capacity as such for which we are required to indemnify such director or officer by any court or governmental agency, or settlement of pending or threatened proceedings,
•all costs and expenses relating to the acquisition of, and maintenance and upgrades to, our portfolio accounting systems;
•the costs and expenses incurred with respect to administering our incentive plans,
•all of our other expenses relating to our business and investment operations, including, without limitation, the costs and expenses of acquiring, originating, owning, protecting, maintaining, financing, refinancing, developing, modifying and disposing of investments that are not the responsibility of our Manager, and

•all other expenses actually incurred by our Manager that are reasonably necessary for the performance by our Manager of its duties and functions under our Management Agreement.
In addition, we will be required to pay our proportionate amount of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of our Manager and its affiliates required for our operations.
Registration Rights Agreements
Concurrently with our IPO, we entered into a registration rights agreement with the then-existing partners of Angel Oak Mortgage Fund to whom Angel Oak Mortgage Fund distributed shares of our common stock following a stock dividend to Angel Oak Mortgage Fund. We also entered into a registration rights agreement with the CPPIB Entity in connection with our sale of common stock to the CPPIB Entity in a private placement concurrent with our IPO. In addition, we entered into a registration rights agreement with respect to any equity-based awards that we may grant to our Manager under our 2021 Equity Incentive Plan. Each registration rights agreement provides certain “demand” and shelf registration rights and customary “piggyback” registration rights with respect to such shares of our common stock. Each registration rights agreement also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against certain liabilities which may arise under the Securities Act of 1933, as amended (the “Securities Act”).
Shareholder Rights Agreements
Concurrently with our IPO, we and our Manager entered into separate shareholder rights agreements with each of the MS Investor and the DK Investor. Pursuant to the MS shareholder rights agreement, the MS Investor, subject to certain limitations, has the right to designate one nominee for election to the Board for so long as the MS Investor and its affiliates beneficially own, in the aggregate, shares of our common stock representing at least 10% of the shares of our common stock then outstanding (excluding shares of our common stock that are subject to issuance upon the exercise or exchange of rights of conversion, or any options, warrants or other rights to acquire shares of our common stock). Furthermore, pursuant to the DK shareholder rights agreement, the DK Investor, subject to certain limitations, has the right to designate one nominee for election to the Board for so long as the DK Investor and its affiliates (1) maintain beneficial ownership of shares of our common stock equal to at least 10% of the shares of our common stock then outstanding or (2) are one of the largest three (3) beneficial owners of shares of our common stock and maintain beneficial ownership, in the aggregate, of shares of our common stock equal to at least 7% of the shares of our common stock then outstanding. For purposes of the ownership requirements in the DK shareholder rights agreement, shares of our common stock that are subject to issuance upon the exercise or exchange of rights of conversion, or any options, warrants or other rights to acquire shares, will not be counted as outstanding.
Loan Purchase Agreements; Mortgage Loan Purchase Agreements
Our primary strategy is to make credit-sensitive investments primarily in newly-originated first lien non-QM loans that are primarily made to higher-quality non-QM loan borrowers and primarily sourced from Angel Oak Mortgage Lending. Since our commencement of operations in September 2018 through December 31, 2023, a substantial portion of the target assets in our portfolio had been acquired from Angel Oak Mortgage Lending, and we expect that, in the future, a substantial portion of our portfolio will continue to consist of target assets acquired from Angel Oak Mortgage Lending. The agreements described below provide the framework pursuant to which we have agreed to purchase from Angel Oak Mortgage Lending certain of our target assets from time to time. However, Angel Oak Mortgage Lending has no obligation to sell to us, and we have no obligation to purchase from Angel Oak Mortgage Lending, any of our target assets pursuant to these agreements or otherwise.
On October 1, 2018, we entered into separate mortgage loan purchase agreements with Angel Oak Home Loans and Angel Oak Mortgage Solutions (the “Residential Mortgage Originators”), affiliates of our Manager, which provide for the sale, from time to time, of residential mortgage loans to us, including the related rights to service such mortgage loans. The mortgage loan purchase agreements with the Residential Mortgage Originators may be amended from time to time. For the year ended December 31, 2023, we purchased $196.3 million unpaid principal balance of mortgage loans from the Residential Mortgage Originators for $199.8 million. For the year ended December 31, 2022, we purchased $551.5 million unpaid principal balance of mortgage loans from the Residential Mortgage Originators for 567.3 million.
The purchase price for the loans sold under the agreements described above is generally equal to the outstanding principal amount of the mortgage loan, adjusted by a premium or discount, depending on market conditions.
Securitizations
In February 2022, we were the sole participant in a securitization transaction of a pool of residential mortgage loans, approximately 44% of which were mortgage loans originated by our affiliated mortgage origination companies, secured primarily by first liens on one‑to‑four family residential properties. In the transaction, Angel Oak Mortgage Trust (“AOMT”) 2022-1 issued approximately $537.6 million in face value of bonds. We used the proceeds of the securitization transaction to repay outstanding debt of approximately $458.3 million and retained cash of $60.9 million, which was used to acquire additional non‑QM loans, pay down repurchase facilities, and acquire other target assets. We are the sole member of the depositor for the securitization financing (the “Depositor”) and also own and hold the call rights on the XS tranche of bonds, which is the “controlling class” of the bonds.
In July 2022, we were the sole participant in a securitization transaction of a pool of residential mortgage loans, approximately 52% of which were mortgage loans originated by our affiliated mortgage origination companies, secured primarily by first liens on one‑to‑four family residential properties. In the transaction, AOMT 2022-4 issued approximately $184.7 million in face value of bonds. We used the proceeds of the securitization transaction to repay outstanding debt of approximately $152.2 million and retained cash of $2.3 million, which was used for operational purposes. We are the sole member of the Depositor and also own and hold the call rights on the XS tranche of bonds, which is the “controlling class” of the bonds.
In January 2023, we and other affiliated entities participated in a securitization transaction of a pool of residential mortgage loans, approximately 59% of which were mortgage loans originated by our affiliated mortgage origination companies, secured primarily by first liens on one‑to‑four family residential properties. In the transaction, AOMT 2023-1 issued approximately $580.5 million in face value of bonds. Our proportionate share of 41.2% of the retained bonds and investments in a majority owned affiliate (“MOA”) was approximately $21.8 million, including a retained discount on issuance of approximately $6.8 million. We used the proceeds of the securitization transaction to repay outstanding debt of approximately $190.1 million and retained cash of $15.9 million, which was used for operational purposes.
In June 2023, we were the sole participant in a securitization transaction of a pool of residential mortgage loans, approximately 52% of which were mortgage loans originated by our affiliated mortgage origination companies, secured exclusively by first liens on one‑to‑four family residential properties. In the transaction, AOMT 2023-4 issued approximately $284.5 million in face value of bonds. We used the proceeds of the securitization transaction to repay outstanding debt of approximately $197.3 million and retained cash of $35.7 million, which was used for new loan purchases and operational purposes. We are the sole member of the Depositor and also own and hold the call rights on the XS tranche of bonds, which is the “controlling class” of the bonds.
In August 2023, we and other affiliated entities participated in a securitization transaction of a pool of residential mortgage loans, approximately 36% of which were mortgage loans originated by our affiliated mortgage origination companies, secured primarily by first liens on one‑to‑four family residential properties. In the transaction, AOMT 2023-5 issued approximately $260.6 million in face value of bonds. Our proportionate share of 34.4% of the retained bonds and investments in MOAs was approximately $8.7 million, including a retained discount on issuance of approximately $2.7 million. We used the proceeds of the securitization transaction to repay outstanding debt of approximately $63.4 million and retained cash of $10.7 million, which was used for operational purposes.

In December 2023, we and other affiliated entities participated in a securitization transaction of a pool of residential mortgage loans, approximately 60% of which were mortgage loans originated by our affiliated mortgage origination companies, secured primarily by first liens on one‑to‑four family residential properties. In the transaction, AOMT 2023-7 issued approximately $397.2 million in face value of bonds. Our proportionate share of 10.4% of the retained bonds and investments in MOAs was approximately $3.5 million, including a retained discount on issuance of approximately $1.4 million. We used the proceeds of the securitization transaction to repay outstanding debt of approximately $30.9 million and retained cash of $3.6 million, which was used for operational purposes.
Trademark License Agreement
Concurrently with our IPO, we entered into a trademark license agreement with an affiliate of our Manager pursuant to which it has granted us a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use the name “Angel Oak Mortgage REIT,” among others. Under this agreement, we have a right to use this name for so long as our Manager (or another Angel Oak affiliate that serves as our manager) remains an affiliate of the licensor under the trademark license agreement. The trademark license agreement is subject to automatic termination if our Manager or another affiliate of Angel Oak is no longer acting as our manager under our Management Agreement. The trademark license agreement may be terminated by the licensor without cause and in its sole judgment after thirty days’ written notice to us or immediately if the licensor believes that we are using the licensed marks improperly. The licensor will retain the right to continue using the “Angel Oak” name. The trademark license agreement does not permit us to preclude the licensor from licensing or transferring the ownership of the “Angel Oak” name to third parties, some of whom may compete against us. Furthermore, in the event that the trademark license agreement is terminated, we will be required to, among other things, change our name and NYSE ticker symbol.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and officers that obligates us to indemnify them to the maximum extent permitted by Maryland law. The indemnification agreements provide that, if a director or officer is a party to, or witness in, or is threatened to be made a party to, or witness in, or otherwise becomes a participant in, any proceeding by reason of his or her service as a present or former director, officer, employee or agent of our company or as a director, trustee, officer, partner, manager, managing member, fiduciary, employee or agent of any other foreign or domestic corporation, REIT, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise that he or she is or was serving in such capacity at our request, we must indemnify the director or officer for all judgments, penalties, fines and amounts paid in settlement and all expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with any such proceeding to the maximum extent permitted under Maryland law, including in any proceeding brought by the director or officer to enforce his or her rights under the indemnification agreement, to the extent provided by the agreement. The indemnification agreements also require us to advance expenses incurred by the indemnitee within ten days of the receipt by us of a statement from the indemnitee requesting the advance, provided the statement reasonably evidences the expenses and is accompanied or preceded by:
•    a written affirmation of the indemnitee’s good faith belief that he or she has met the standard of conduct necessary for indemnification; and
•    a written undertaking, which may be unsecured, by the indemnitee or on his or her behalf to repay the amount paid if it shall ultimately be established that the standard of conduct has not been met.
The indemnification agreements also provide for procedures for the determination of entitlement to indemnification, including requiring such determination be made by independent counsel after a change in control of us.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors and officers pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Related Party Transaction Policies
Upon the completion of our IPO, we adopted a written statement of policy regarding transactions with related persons, which we refer to as our “Related Party Transactions Policy.” Our Related Party Transactions Policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to us any “related person transaction” (defined as any transaction that is anticipated to be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. We will then promptly communicate that information to the Board. No related person transaction will be executed without the approval or ratification of our Affiliated Transactions and Risk Committee. It is generally our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.
In addition to approving any related person transaction as described above, our Affiliated Transactions and Risk Committee must approve the pricing of our acquisition of any non-QM loans and any other target assets we acquire from Angel Oak Mortgage Lending or other affiliate of our Manager.
Each member of our Affiliated Transactions and Risk Committee is qualified to serve on our Affiliated Transactions and Risk Committee pursuant to the independence requirements of the NYSE and any additional requirements that the Board deems appropriate. Determinations as to whether a particular director satisfies the requirements for membership on our Affiliated Transactions and Risk Committee shall be made by the Board. Our Affiliated Transactions and Risk Committee has the resources and authority appropriate to discharge its duties and responsibilities, including the authority to obtain advice and assistance from internal and external legal and other advisors as it deems necessary or appropriate, including the authority to approve the fees payable to such counsel or advisors and retention terms, without obtaining the approval of the Board or management.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF AUDITORS
Our Audit Committee appointed KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024. Stockholders are asked to ratify the appointment of KPMG at the Annual Meeting. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.
Accounting Fees and Services
The following table sets forth the aggregate fees billed to us by KPMG for professional services rendered in 2023 and 2022:

	2023	2022
Audit Fees (1)	$1,320,000	$722,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	85,935	83,670
All Other Fees	—	—
Total	$1,405,935	$805,670

(1)    Audit fees consist of fees incurred in connection with the audit of our annual financial statements and internal controls over financial reporting, as well as services related to SEC matters, including, as applicable, the review of registration statements filed and related issuances of comfort letters, consents, and other services.
(2)    There were no audit-related fees billed during the years ended December 31, 2023 and 2022.
(3)    Tax fees consist of fees for professional services rendered by KPMG for tax compliance, tax advice, and tax planning.
The charter of our Audit Committee provides that our Audit Committee is responsible for the appointment, compensation, retention, and oversight of our independent auditor and must pre-approve all audit, audit-related and non-audit services to be provided by our independent auditor, other than certain de minimis non-audit services which are approved by our Audit Committee prior to the completion of the audit. Our Audit Committee has adopted a policy pursuant to which it pre-approves all services to be provided by and fees to be paid to our independent auditor. Accordingly, before our independent auditor is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. Our Audit Committee may form and delegate authority to grant pre-approvals of audit and permitted non-audit and tax services to subcommittees consisting of one or more members when it deems appropriate, provided that decisions of such subcommittee to grant pre-approvals and take any other actions shall be presented to the full Audit Committee at its next scheduled meeting. In its review of these services and related fees and terms, our Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.
For the years ended December 31, 2023 and 2022, none of the services described above were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.
Vote Required
Approval of the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2024 requires the affirmative vote of a majority of the votes cast on the matter at the meeting. If the appointment of KPMG is ratified, our Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company. Conversely, if stockholders do not ratify the appointment, our Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain KPMG or to appoint another independent registered public accounting firm.

Board Recommendation
The Board of Directors and our Audit Committee unanimously recommend that you vote “FOR” the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

PROPOSAL NO. 3—VOTE ON A NON-BINDING ADVISORY RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Act, we are asking stockholders to vote on an advisory and non-binding basis, on the compensation of our NEOs as disclosed in this Proxy Statement in accordance with SEC rules. The advisory vote on executive compensation described in this proposal is commonly referred to as a “say-on-pay vote”. In accordance with the preference expressed by our stockholders at our 2023 annual meeting of stockholders, we intend to hold this advisory vote regarding the compensation of our NEOs on an annual basis. In addition, we are required to present a stockholder proposal on the frequency of the advisory say-on-pay vote every six (6) years. The next such advisory say-on-frequency vote is scheduled for 2029.
Discussion of Advisory Vote Considerations
As described under the section titled, “Executive Compensation,” we are externally managed and advised by our Manager pursuant to our Management Agreement. We have no employees. Our NEOs, are employees of our Manager or one of its affiliates. Because our Management Agreement provides that our Manager is responsible for managing our affairs, our NEOs do not receive cash compensation from us for serving as our officers, and our Manager is responsible for all costs incident to the performance of its duties under the Management Agreement, including compensation of its officers and employees (subject to the reimbursements specified below). Pursuant to our Management Agreement, we pay our Manager a base management fee and, if earned, an incentive fee. Our Manager and its affiliates use the proceeds from the base management fee, in part, to pay compensation to their officers and personnel, including our NEOs (subject to the reimbursements specified below). No specific portion of the base management fee is allocated to the compensation of our NEOs
Notwithstanding the foregoing, our Manager is entitled to reimbursement from us for the costs of the wages, salary and benefits incurred by our Manager for our dedicated Chief Financial Officer and Treasurer. The amount of any wages, salary, and benefits paid or reimbursed with respect to our dedicated Chief Financial Officer and Treasurer is subject to the approval of our Compensation Committee. In addition, our Manager is entitled to reimbursement from us for a proportionate amount of the costs of the wages, salary and benefits of our Chief Executive Officer and President based on the percentage of his business time spent on our matters, subject to the approval of our Compensation Committee. However, we have not and do not expect to reimburse our Manager for compensation paid to Mr. Prabhu, who is an equity owner of our Manager, for his service to us as our Chief Executive Officer and President.
Additionally, from time to time, we may grant to our NEOs equity compensation under our 2021 Equity Incentive Plan as approved by the Board or our Compensation Committee, which we believe serves to align the interests of our NEOs with the interests of our stockholders in receiving attractive risk-adjusted dividends and growth.
Vote Required
This advisory “say-on-pay” vote provides our stockholders an opportunity to express their position on the compensation we pay to our NEOs. This vote is not intended to address any specific element of compensation but rather the overall compensation paid to our NEOs and the policies and practices described in this Proxy.
Statement. For the reasons discussed above, we are asking our stockholders to indicate their support for our NEO compensation by voting FOR the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders hereby approve, on a non-binding advisory basis, the compensation paid by the Company to its named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the compensation tables, narrative discussion and any related materials disclosed in such Proxy Statement.”

The say-on-pay vote is an advisory vote and, therefore, it will not bind the Company or the Board. However, the Board and our Compensation Committee will consider the voting results as appropriate when making decisions regarding executive compensation.
Board Recommendation
The Board of Directors unanimously recommends a vote “FOR” approval of this resolution.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of shares of our common stock, as of March 19, 2024, unless otherwise indicated in the footnotes to the table below, for (1) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, (2) each of our directors, (3) each of our NEOs and (4) all of our directors and executive officers as a group.
To our knowledge, each person named in the table has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The number of shares of our common stock shown represents the number of shares the person “beneficially owns,” as determined by the rules of the SEC. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within sixty (60) days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement, or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options or other rights (as set forth above) held by that person that are exercisable as of the date hereof or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.
Except as set forth below, the address for all beneficial owners in the table below is c/o Angel Oak Mortgage REIT, Inc., 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326. No shares of our common stock beneficially owned by any director or executive officer have been pledged as security.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of all Shares
Greater than 5% Stockholders
Xylem Finance LLC (1)	7,389,791	29.6%
NHTV Atlanta Holdings LP (2)	5,172,061	20.7%
CPPIB Credit Investments Inc. (3)	2,105,263	8.4%
Directors and Named Executive Officers
Michael Fierman (4)	381,521	1.5%
Noelle Savarese (5)	9,708	*
Craig Jones (6)	23,035	*
Edward Cummings (2)	—	—
Vikram Shankar (1)	—	—
Landon Parsons (7)	21,559	*
Jonathan Morgan (8)	36,404	*
W.D. (Denny) Minami (9)	28,604	*
Sreeniwas Prabhu (10)	356,521	1.4%
Brandon Filson (11)	93,658	*
Dory Black (12)	21,098	*
All Directors and Executive Officers as a Group (10 persons) (13)	636,010	2.5%

*    Represents less than 1%.

(1)    Based upon information contained in a Schedule 13D/A filed on May 26, 2022. Davidson Kempner Capital Management LP, a Delaware limited partnership and a registered investment adviser with the SEC (“DKCM”), acts as investment manager to Xylem Finance LLC. DKCM GP LLC, a Delaware limited liability company, is the general partner of DKCM. The managing members of DKCM are Anthony A. Yoseloff, Eric P. Epstein, Conor Bastable, Shulamit Leviant, Morgan P. Blackwell, Patrick W. Dennis, Gabriel T. Schwartz, Zachary Z. Altschuler, Joshua D. Morris, Suzanne K. Gibbons, and Zachary E. Gozali. Anthony A. Yoseloff, through DKCM, is responsible for the voting and investment decisions relating to the securities held by Xylem Finance LLC and thus may be deemed to beneficially own the shares held by Xylem Finance LLC. Mr. Yoseloff disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein. Vikram Shankar is the DK Investor designee to the Board but is not deemed to have any beneficial ownership in the shares of our common stock held by Xylem Finance LLC. The address of Xylem Finance LLC is c/o Davidson Kempner Capital Management LP, 520 Madison Avenue, 30th Floor, New York, NY 10022.
(2)    Based upon information contained in a Schedule 13G/A filed on February 14, 2024, as of December 31, 2023, each of MS Capital Partners Adviser Inc., NHTV Atlanta Holdings LP, MS Tactical Value Fund GP Inc., MS Tactical Value Fund GP LP, North Haven Tactical Value Fund LP, Project Atlanta GP LLC (together, the “MS Entities”) and Morgan Stanley, as a parent holding company of the MS Entities, may be deemed to share voting power and share dispositive power over these shares of common stock reflected in the table above. Edward Cummings is the MS Investor designee to the Board. However, based on the Schedule 13G/A filed by Morgan Stanley and the MS Entities on February 14, 2024, Mr. Cummings has no beneficial ownership of the shares of our common stock held by the MS Entities, as currently reflected in the table above. The address of each of the MS Entities and Morgan Stanley is 1585 Broadway, New York, NY 10036.
(3)    Based upon information contained in a Schedule 13G filed on February 14, 2022, as of December 31, 2021, Canada Pension Plan Investment Board had sole voting and dispositive power over the shares of our common stock held by CPPIB Credit Investments Inc. The address of Canada Pension Plan Investment Board is One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5, Canada.
(4)    Includes 315,000 shares of common stock held by Falcons I, LLC. Mr. Fierman is one of two members of Falcons I, LLC and, accordingly, may be deemed to be the beneficial owner of the shares held by Falcons I, LLC. Mr. Fierman disclaims beneficial ownership of the shares of common stock held by Falcons I, LLC, except to the extent of his pecuniary interest therein. Also includes 5,263 shares of unvested restricted stock that vest on June 21, 2024, subject to Mr. Fierman’s continued service to us through the vesting date. Mr. Fierman’s vested stock is held solely in an individual brokerage account.
(5)    Includes 9,708 shares of unvested restricted stock that will vest on May 17, 2024, subject to Ms. Savarese’s continued service to the Company through the vesting date.
(6)    Includes 10,178 shares of unvested restricted stock that vest on May 17, 2024, subject to Mr. Jones’ continued service to us through the vesting date. Mr. Jones’ vested stock is held solely in an individual brokerage account.
(7)    Includes 10,178 shares of unvested restricted stock that vest on May 17, 2024, subject to Mr. Parsons’ continued service to us through the vesting date. Mr. Parsons’ vested stock is held jointly with his wife as co-trustees in a revocable trust.
(8)     Includes 10,178 shares of unvested restricted stock that vest on May 17, 2024, subject to Mr. Morgan’s continued service to the Company through the vesting date, 16,000 shares held in Mr. Morgan’s individual retirement account, and 10,226 shares held as tenant-in-common with Mr. Morgan’s spouse.
(9)    Includes 10,178 shares of unvested restricted stock that vest on May 17, 2024, subject to Mr. Minami’s continued service to us through the vesting date, 3,700 shares owned in an individual retirement account and 14,726 shares held in an individual brokerage account.
(10)    Includes 315,000 shares of common stock held by Falcons I, LLC. Mr. Prabhu is one of two members of Falcons I, LLC and, accordingly, may be deemed to be the beneficial owner of the shares held by Falcons I,

LLC. Mr. Prabhu disclaims beneficial ownership of the shares of common stock held by Falcons I, LLC, except to the extent of his pecuniary interest therein. Also includes 5,263 shares of unvested restricted stock that vest on June 21, 2024, subject to Mr. Prabhu’s continued service to us through the vesting date.
(11)    Includes 32,894 shares of unvested restricted stock that vest on June 21, 2024; 8,203 shares of unvested restricted stock which vest in three equal annual installments commencing July 1, 2024; and 19,215 shares of unvested restricted stock that vest in four equal installments commencing on July 1, 2024, all subject to Mr. Filson’s continued service to the Company throughout the applicable vesting dates.
(12)    Ms. Black resigned as General Counsel of the Company, effective April 30, 2023. In connection with her resignation, Ms. Black forfeited her unvested shares of restricted stock on April 30, 2023. The information provided in the table above for Ms. Black is as of April 30, 2023.
(13)    For purposes of this calculation, the 315,000 shares of common stock held by Falcons I, LLC and attributable to both Mr. Fierman and Mr. Prabhu have only been counted once.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2025 ANNUAL MEETING
Stockholders who intend to present proposals at the 2025 Annual Meeting of Stockholders, and who wish to have those proposals included in the Company’s proxy statement for the 2025 Annual Meeting, must be certain that those proposals are received at the principal executive offices of the Company at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326; Attention: Corporate Secretary, no later than December 4, 2024. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is recommended that any such proposal be sent by certified mail, return receipt requested.
The Company’s current bylaws set forth the process by which stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, such proposed business must constitute a proper matter for stockholder actions, which includes the nomination of directors, and the stockholder must have given timely notice thereof in writing to the Company and satisfied the other requirements set forth in the Company’s current bylaws. To be timely, a stockholder’s notice must be delivered to the Secretary of the Company at the principal executive offices of the Company, not later than 5:00 p.m., Eastern time, on the day that is 120 days, and not earlier than 150 days, prior to the first anniversary of the date of the proxy statement being released to the Company’s stockholders for the preceding year’s annual meeting of stockholders; provided, however, if an annual meeting of stockholders is called for a date that is not within 30 days before or after the anniversary date of the preceding annual meeting, then, in order to be timely, a stockholder’s notice must be received by the Company no earlier than the 150th day prior to the date of such annual meeting and no later than 5:00 p.m., Eastern time, on the later of (a) the 120th day prior to the date of such annual meeting, as originally convened, or (b) the tenth day following the day on which public announcement of the date of such meeting is first made. The stockholder notice must comply with the information requirements set forth in the Company’s current bylaws. To be timely for purposes of the 2025 Annual Meeting of Stockholders (assuming the date of such annual meeting is within 30 days before or after the one-year anniversary of the Annual Meeting to which this Proxy Statement relates), the notice must be received no earlier than November 4, 2024, and no later than December 4, 2024.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than management’s nominees for the 2025 annual meeting of stockholders must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act no later than March 17, 2025, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than management’s nominees. If the 2025 annual meeting of stockholders is changed by more than 30 calendar days from the first anniversary of our 2024 Annual Meeting, stockholders must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act no later than the later of 60 calendar days prior to the date of the 2025 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2025 annual meeting of stockholders is first made.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
The Board has adopted a process by which stockholders and other interested parties may communicate directly with the Board, a Board committee, a particular group of directors (e.g., the independent directors), or individual members of the Board. Stockholders and other interested parties who wish to communicate with the Board may do so by sending written communications addressed to the named individual, the committee, the group, or the Board as a whole at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326; Attention: Corporate Secretary. In general, any communication delivered to the Company for forwarding to the Board, a Board committee, a particular group of directors or specified Board members will be forwarded in accordance with the stockholder’s instruction, except that we reserve the right not to forward any commercial, offensive, or otherwise inappropriate materials.

OTHER MATTERS
As of the date of this Proxy Statement, we have not been presented with any other business for consideration at the Annual Meeting. If any other matter is properly brought before the meeting for action by the stockholders, your proxy (unless revoked) will be exercised in accordance with the recommendation of the Board, or the discretion of the proxy holders if no recommendation is made.
ANNUAL REPORT
We refer you to our Annual Report, containing financial statements for the year ended December 31, 2023, filed with the SEC. You may access our Annual Report on our investor relations website at http:// ir.angeloakreit.com. We will provide without charge, upon written request to the Corporate Secretary of the Company, at the address listed on the cover page of this Proxy Statement, a copy of our Annual Report on Form 10-K, including the financial statements, filed with the SEC for the year ended December 31, 2023.

ANGEL OAK MORTGAGE REIT, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V30482-P05846 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ANGEL OAK MORTGAGE REIT, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael Fierman
02) Edward Cummings
03) Craig Jones
04) W. D. (Denny) Minami
05) Jonathan Morgan
06) Landon Parsons
07) Noelle Savarese
08) Vikram Shankar

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following resolution:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com.

V30483-P05846

ANGEL OAK MORTGAGE REIT, INC.
Annual Meeting of Stockholders
May 15, 2024 10:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Gordon and Sreeniwas Prabhu, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ANGEL OAK MORTGAGE REIT, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at The Buckhead Club, 3344 Peachtree Rd. NE, Suite 2600, Atlanta, GA 30326 at 10:00 AM, EDT on May 15, 2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side